UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02968-99

Name of Registrant: Vanguard Trustees’ Equity Fund

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: October 31

Date of reporting period: November 1, 2017 – October 31, 2018

Item 1: Reports to Shareholders

Annual Report | October 31, 2018
Vanguard Alternative Strategies Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
CEO’s Perspective.	2
Advisor’s Report.	4
Fund Profile.	7
Performance Summary.	9
Consolidated Financial Statements.	11
Your Fund’s After-Tax Returns.	33
About Your Fund’s Expenses.	34
Glossary.	36

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

Your Fund’s Performance at a Glance

• Vanguard Alternative Strategies Fund returned 0.27% for the 12 months ended October 31, 2018. Its benchmark, the FTSE 3-month U.S. T-Bill Index + 4%, returned 5.92%.

• The fund seeks to generate returns using a combination of six alternative strategies that are expected to have low correlation with traditional capital markets. These strategies are: long/short equity, event-driven, fixed income relative value, currencies, equity futures, and commodity-linked investments. The fund’s total return is expected to have lower volatility than that of the overall U.S. stock market.

• The biggest driver of performance was our positioning in fixed income investments, which produced the largest losses. Our currency, equity futures, event-driven, and long/short strategies were positive contributors.

• The diversification resulting from the fund’s variety of exposures helped reduce overall volatility. On an annualized basis, the volatility of the fund’s daily returns averaged 1.45%, versus 6.34% for those of the broad U.S. stock market.

Total Returns: Fiscal Year Ended October 31, 2018
Total
Returns
Vanguard Alternative Strategies Fund	0.27%
FTSE 3-month U.S. T-Bill Index + 4%	5.92

Total Returns: Inception Through October 31, 2018
Average
Annual Return
Alternative Strategies Fund (Returns since inception: 8/11/2015)	2.21%
FTSE 3-month U.S. T-Bill Index + 4%	4.99

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1

CEO’s Perspective

Tim Buckley
President and Chief Executive Officer

Dear Shareholder,

Over the years, I’ve found that prudent investors exhibit a common trait: discipline. No matter how the markets move or what new investing fad hits the headlines, those who stay focused on their goals and tune out the noise are set up for long-term success.

The prime gateway to investing is saving, and you don’t usually become a saver without a healthy dose of discipline. Savers make the decision to sock away part of their income, which means spending less and delaying gratification, no matter how difficult that may be.

Of course, disciplined investing extends beyond diligent saving. The financial markets, in the short term especially, are unpredictable; I have yet to meet the investor who can time them perfectly. It takes discipline to resist the urge to go all-in when markets are frothy or to retreat when things look bleak.

Staying put with your investments is one strategy for handling volatility. Another, rebalancing, requires even more discipline because it means steering your money away from strong performers and toward poorer performers.

Patience—a form of discipline—is also the friend of long-term investors. Higher returns are the potential reward for weathering the market’s turbulence and uncertainty.

2

We have been enjoying one of the longest bull markets in history, but it won’t continue forever. Prepare yourself now for how you will react when volatility comes back. Don’t panic. Don’t chase returns or look for answers outside the asset classes you trust. And be sure to rebalance periodically, even when there’s turmoil.

Whether you’re a master of self-control, get a boost from technology, or work with a professional advisor, know that discipline is necessary to get the most out of your investment portfolio. And know that Vanguard is with you for the entire ride.

Thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley
President and Chief Executive Officer
November 16, 2018

Market Barometer
		Average Annual Total Returns
		Periods Ended October 31, 2018
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	6.98%	11.31%	11.05%
Russell 2000 Index (Small-caps)	1.85	10.68	8.01
Russell 3000 Index (Broad U.S. market)	6.60	11.27	10.81
FTSE All-World ex US Index (International)	-7.99	4.57	2.01

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-2.05%	1.04%	1.83%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	-0.51	1.90	3.25
FTSE Three-Month U. S. Treasury Bill Index	1.67	0.86	0.52

CPI
Consumer Price Index	2.52%	2.07%	1.60%

3

Advisor’s Report

For the 12 months ended October 31, 2018, Vanguard Alternative Strategies Fund returned 0.27%. Although the fund trailed the performance of its benchmark, the FTSE 3-month U.S. T-Bill Index + 4%, it met its other objectives of low correlation and less volatility than the overall stock market.

Investment objective and strategy

The objective of the Alternative Strategies Fund is to generate positive returns that have a low correlation with the returns of more traditional asset classes such as stocks and bonds. The fund seeks to meet its objective by using a combination of six alternative investment strategies that span multiple asset classes: equities, fixed income, currencies, and commodities.

Each strategy can use long and short positions to try to minimize market exposure while attempting to capture attractive risk premiums. Individually, the strategies are expected to have low long-term correlation with one another and with traditional capital markets. This should produce a portfolio with lower volatility than that of the overall U.S. stock market.

In addition, the fund can use leverage as it seeks to match the expected risk profile for each strategy. Our leverage targets are subject to internal limits. The goal is to achieve a similar risk profile across the portfolio to maximize diversification and performance.

The strategies the fund currently employs are:

• Long/short equity: This approach focuses on building a long/short portfolio of equity securities based on their volatility characteristics by executing long positions in low-volatility stocks and short positions in high-volatility stocks. It seeks to capture a risk-adjusted spread by constructing positions to reduce the net market exposure of the overall portfolio to general market movements (beta).

• Event-driven: This strategy seeks to profit from the expectation that a specific event or catalyst (such as a merger/ acquisition deal closure) will affect the stock price of a U.S. or foreign company.

• Fixed income relative value: This approach seeks to exploit the steepness of the Treasury yield curve that is created by investors’ desire to hold shorter-maturity bonds because they tend to be more liquid (trade easily) and less sensitive to growth and inflation risk. We try to capture this premium by investing in Treasury futures with longer times to maturity and borrowing those with short maturities.

• Currencies: The fund seeks to benefit from expected currency movements across countries by using long and short foreign currency exchange forward contracts. It does this by selling currencies of countries with poor fundamental characteristics and buying those of countries with strong ones.

4

• Commodity-linked investments:

This strategy seeks to capture the risk premium associated with inventory levels of commodities, which are reflected in the prices of their futures contracts. We take long positions in commodities whose prices are expected to rise because of limited inventory and short positions in those whose prices are expected to fall.

• Equity futures: A sixth investment strategy was added this year that uses long and short positions in global equity index futures to capture excess return opportunities. This strategy seeks to benefit from global differences in market and fundamental characteristics by buying equity index futures with strong characteristics and selling equity index futures with poor characteristics.

Investment environment

Global stock markets ended in negative territory for the 12 months ended October 31, 2018, but U.S. stocks produced solid returns as increasing profits and a strong economy outweighed investor concerns about rising interest rates, higher inflation, and trade tensions. Large-capitalization stocks beat small-caps and growth stocks outpaced value.

Emerging markets stocks were hurt by trade tensions and a rising dollar. Results in Europe and the Asia-Pacific region also were in negative territory, in part because these areas depend more on emerging markets.

The overall U.S. fixed income market, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, returned –2.05% for the period. Yields rose and prices mostly declined as investors remained concerned about the threat of inflation and the possibility that the Federal Reserve would more aggressively raise rates.

The Fed did raise rates in September—its eighth increase since the current tightening cycle began—and signaled that more hikes were to come. Attention is now focused on the pace of rate increases for the rest of 2018. Many analysts expect another increase in December and three in 2019.

Successes and shortfalls

Although it’s important to understand the impact of macroeconomic factors on the markets, our process seeks to earn a positive absolute return regardless of market performance while controlling volatility. The correlations of the fund’s daily returns with the equity and bond markets were 0.20 and 0.09, respectively.

Our currency, equity futures, event-driven, and long/short strategies aided performance, while our fixed income and commodity positions produced losses. The subpar performance for our fixed income investments was largely the result of the flattening of the yield curve.

5

Although markets can be unpredictable, we are confident that our team of experienced managers and analysts can find opportunities to produce competitive returns over the long term at volatility levels lower than those of the market.

Portfolio Managers: Anatoly Shtekhman, CFA

Fei Xu, CFA

Vanguard Quantitative Equity Group

November 21, 2018

6

Alternative Strategies Fund

Fund Profile
As of October 31, 2018

Fund Characteristics
Ticker Symbol	VASFX
Total Expense Ratio[1]	0.79%
Management Expenses	0.26%
Dividend Expenses on Securities
Sold Short²	0.44%
Borrowing Expenses on Securities
Sold Short²	0.00%
Other Expenses	0.09%
Turnover Rate	131%
Short-Term Reserves	21.3%

Portfolio Characteristics
	Long	Short
	Portfolio	Portfolio
Number of Stocks	294	182
Median Market Cap	$5.1B	$6.7B
Price/Earnings Ratio	20.3x	13.5x
Price/Book Ratio	2.1x	1.7x
Return on Equity	9.3%	7.3%
Earnings Growth
Rate	7.7%	14.4%
Foreign Holdings	7.5%	0.2%

Sector Diversification (% of equity exposure)
	Long	Short
	Portfolio	Portfolio
Communication Services	2.0%	3.7%
Consumer Discretionary	7.2	8.5
Consumer Staples	2.6	0.9
Energy	5.0	17.1
Financials	19.1	17.6
Health Care	14.2	12.7
Industrials	13.3	12.5
Information Technology	15.4	19.0
Materials	4.1	1.2
Real Estate	8.2	3.9
Utilities	8.9	2.9

Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

1 The total expense ratio shown is from the prospectus dated February 22, 2018, and represents estimated costs for the current fiscal year. For the fiscal year ended October 31, 2018, the total expense ratio was 0.66%.

2 In connection with a short sale, the fund may receive income or be charged a fee based on the market value of the borrowed stock. When a cash dividend is declared on a stock the fund has sold short, the fund is required to pay an amount equal to that dividend to the party from which the fund borrowed the stock and to record the payment of the dividend as an expense.

7

Alternative Strategies Fund

Ten Largest Holdings[1] (% of total net assets)
Long Portfolio
CA Inc.	1.3%
Mitel Networks Corp.	1.3
AmTrust Financial
Services Inc.	1.2
Avista Corp.	1.2
Investa Office Fund	1.2
LifePoint Health Inc.	1.2
Vectren Corp.	1.2
Aetna Inc.	1.2
Aspen Insurance
Holdings Ltd.	1.2
Rent-A-Center Inc.	1.2
Top Ten	12.2%

Ten Largest Holdings[1] (% of total net assets)
Short Portfolio
Synovus Financial Corp.	1.1%
Diamondback Energy
Inc.	1.0
Harris Corp.	1.0
Cadence BanCorp	0.8
Ensco plc	0.7
Cloudera Inc.	0.7
Fifth Third Bancorp	0.7
Transocean Ltd.	0.7
Univar Inc.	0.7
CME Group Inc.	0.6
Top Ten	8.0%

1 The holdings listed exclude any temporary cash investments and equity index products.

8

Alternative Strategies Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 11, 2015, Through October 31, 2018
Initial Investment of $250,000

	Average Annual Total Returns
	Periods Ended October 31, 2018
		Since	Final Value
	One	Inception	of a $250,000
	Year	(8/11/2015)	Investment
Alternative Strategies Fund	0.27%	2.21%	$268,254
FTSE 3-month U.S. T-Bill Index + 4%	5.92	4.99	292,440

"Since Inception" performance is calculated from the inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

9

Alternative Strategies Fund

Fiscal-Year Total Returns (%): August 11, 2015, Through October 31, 2018

Average Annual Total Returns: Periods Ended September 30, 2018
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Since
	Date	Year	Inception
Alternative Strategies Fund	8/11/2015	0.32%	2.06%

10

Alternative Strategies Fund

Consolidated Financial Statements

Consolidated Statement of Net Assets
As of October 31, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov.

			Market
			Value•
		Shares	($000)
Common Stocks—Long Positions (65.1%)
Communication Services (1.3%)
*	XO Group Inc.	92,000	3,184
	Cable One Inc.	372	333
	Walt Disney Co.	2,807	322
	AT&T Inc.	5,852	180
	John Wiley & Sons Inc.
	Class A	3,260	177
			4,196
Consumer Discretionary (4.7%)
*	Rent-A-Center Inc.	264,000	3,762
*	SodaStream International
	Ltd.	24,000	3,441
	Sonic Corp.	70,000	3,030
*	Cambium Learning Group
	Inc.	36,700	528
	Yum! Brands Inc.	3,417	309
†	McDonald’s Corp.	1,712	303
	Garmin Ltd.	4,569	302
*	Bright Horizons Family
	Solutions Inc.	2,618	301
	Service Corp. International	7,177	298
	Columbia Sportswear Co.	3,262	294
†	Vail Resorts Inc.	1,081	272
	Graham Holdings Co.
	Class B	466	271
	Choice Hotels International
	Inc.	3,645	267
†	Home Depot Inc.	1,506	265
	Hilton Worldwide Holdings
	Inc.	3,650	260
	Aramark	7,154	257
	Carnival Corp.	4,391	246
	Marriott International Inc.
	Class A	2,022	236
	Starbucks Corp.	4,000	233
	Leggett & Platt Inc.	3,596	131
*	Zoe’s Kitchen Inc.	200	2
			15,008

Consumer Staples (1.7%)
	McCormick & Co. Inc.	2,425	349
	Lamb Weston Holdings Inc.	4,438	347
	Procter & Gamble Co.	3,809	338
	Coca-Cola Co.	6,892	330
	Clorox Co.	2,090	310
†	Church & Dwight Co. Inc.	5,195	308
	Hershey Co.	2,875	308
	PepsiCo Inc.	2,718	306
†	Sysco Corp.	4,159	297
	Archer-Daniels-Midland Co.	6,161	291
	Kimberly-Clark Corp.	2,774	289
	Mondelez International Inc.
	Class A	6,879	289
	Estee Lauder Cos. Inc.
	Class A	2,010	276
	Constellation Brands Inc.
	Class A	1,350	269
	Colgate-Palmolive Co.	4,211	251
	Altria Group Inc.	3,758	244
	Kraft Heinz Co.	4,232	233
	Conagra Brands Inc.	6,321	225
	Walgreens Boots Alliance
	Inc.	1,612	129
			5,389
Energy (3.2%)
*	Energen Corp.	45,000	3,239
*	Ocean Rig UDW Inc.	106,000	3,211
*	Rowan Cos. plc Class A	149,911	2,385
	Exxon Mobil Corp.	3,591	286
†	Phillips 66	2,685	276
	Chevron Corp.	2,303	257
	Occidental Petroleum Corp.	3,619	243
	Valero Energy Corp.	2,472	225
	Kinder Morgan Inc.	9,638	164
			10,286

11

Alternative Strategies Fund

			Market
			Value•
		Shares	($000)
Financials (12.4%)
	AmTrust Financial
	Services Inc.	277,000	3,972
	Aspen Insurance
	Holdings Ltd.	90,000	3,769
	NEX Group plc	250,000	3,626
	Navigators Group Inc.	50,000	3,458
*	FCB Financial Holdings
	Inc. Class A	84,915	3,323
*	Scottish Pacific Group Ltd.	900,000	2,765
	MB Financial Inc.	56,975	2,529
	State Bank Financial Corp.	96,666	2,472
	Jardine Lloyd Thompson
	Group plc	100,000	2,410
	Stewart Information
	Services Corp.	48,000	1,981
	Beneficial Bancorp Inc.	39,991	625
	Aon plc	2,058	321
*	Genworth Financial Inc.
	Class A	75,000	321
†	Progressive Corp.	4,496	313
†	Starwood Property Trust
	Inc.	14,046	305
	White Mountains
	Insurance Group Ltd.	339	301
	Marsh & McLennan Cos.
	Inc.	3,542	300
*	Berkshire Hathaway Inc.
	Class B	1,436	295
	Arthur J Gallagher & Co.	3,978	294
	Hartford Financial Services
	Group Inc.	6,389	290
	Nasdaq Inc.	3,328	289
	American Express Co.	2,780	286
†	S&P Global Inc.	1,558	284
*	Markel Corp.	258	282
	WR Berkley Corp.	3,709	282
	US Bancorp	5,385	281
	Brown & Brown Inc.	9,963	281
	Old Republic International
	Corp.	12,716	280
	Torchmark Corp.	3,252	275
	Allstate Corp.	2,849	273
	American National
	Insurance Co.	2,199	271
	Erie Indemnity Co. Class A	2,078	269
	AGNC Investment Corp.	14,600	260
	Aflac Inc.	6,018	259
	MFA Financial Inc.	36,100	250
	Willis Towers Watson plc	1,730	248
	Loews Corp.	5,281	246
	American Financial Group
	Inc.	2,413	241
	Chubb Ltd.	1,923	240

	Annaly Capital
	Management Inc.	23,028	227
	Travelers Cos. Inc.	1,723	216
	American International
	Group Inc.	3,742	155
	TFS Financial Corp.	9,278	136
	Chimera Investment Corp.	4,136	77
	Guaranty Bancorp	2,371	62
*	Arch Capital Group Ltd.	1,205	34
			39,674
Health Care (9.3%)
*	LifePoint Health Inc.	60,000	3,892
	Aetna Inc.	19,000	3,770
*	Endocyte Inc.	155,000	3,666
*	NxStage Medical Inc.	127,829	3,628
*	Express Scripts Holding
	Co.	36,000	3,491
*	K2M Group Holdings Inc.	110,000	3,012
*	iKang Healthcare Group
	Inc. ADR	50,000	870
	Pfizer Inc.	7,507	323
	Eli Lilly & Co.	2,960	321
	Zoetis Inc.	3,558	321
	Anthem Inc.	1,130	311
	Abbott Laboratories	4,466	308
	UnitedHealth Group Inc.	1,176	307
†	Medtronic plc	3,359	302
†	STERIS plc	2,732	299
	Johnson & Johnson	2,130	298
	Thermo Fisher Scientific Inc. 1,252		293
	Cooper Cos. Inc.	1,089	281
	Danaher Corp.	2,825	281
	PerkinElmer Inc.	3,195	276
	Stryker Corp.	1,697	275
	Chemed Corp.	898	273
*	Boston Scientific Corp.	7,551	273
	Becton Dickinson and Co.	1,182	272
	Agilent Technologies Inc.	4,110	266
†	Baxter International Inc.	4,235	265
*	Laboratory Corp. of
	America Holdings	1,632	262
	Bio-Techne Corp.	1,541	258
*	Mettler-Toledo International
	Inc.	470	257
	Amgen Inc.	1,330	256
	Hill-Rom Holdings Inc.	2,921	246
	Quest Diagnostics Inc.	2,562	241
*	Keryx Biopharmaceuticals
	Inc.	81,870	228
			29,622
Industrials (8.7%)
	Dun & Bradstreet Corp.	26,000	3,699
	USG Corp.	86,955	3,671
	Rockwell Collins Inc.	28,200	3,610

12

Alternative Strategies Fund

			Market
			Value•
		Shares	($000)
	L3 Technologies Inc.	17,387	3,294
*	Nexeo Solutions Inc.	277,000	2,895
	Essendant Inc.	115,580	1,472
	American Railcar
	Industries Inc.	9,165	641
	Toro Co.	5,623	317
†	Rollins Inc.	5,321	315
*	Verisk Analytics Inc.
	Class A	2,621	314
	Republic Services Inc.
	Class A	4,303	313
	Allegion plc	3,519	302
	Roper Technologies Inc.	1,054	298
	Waste Management Inc.	3,271	293
*,†	IHS Markit Ltd.	5,552	292
	United Technologies Corp.	2,335	290
†	Expeditors International of
	Washington Inc.	4,276	287
†	CH Robinson Worldwide
	Inc.	3,212	286
	KAR Auction Services Inc.	5,008	285
	Honeywell International Inc.	1,907	276
	Rockwell Automation Inc.	1,651	272
	IDEX Corp.	2,050	260
	Eaton Corp. plc	3,621	259
	Ingersoll-Rand plc	2,695	259
	AMETEK Inc.	3,744	251
	Xylem Inc.	3,825	251
	Fortive Corp.	3,332	247
	3M Co.	1,273	242
	Lockheed Martin Corp.	812	239
	Raytheon Co.	1,362	238
	BWX Technologies Inc.	4,021	235
	Pentair plc	5,831	234
	Illinois Tool Works Inc.	1,800	230
	JB Hunt Transport
	Services Inc.	2,013	223
	General Dynamics Corp.	1,282	221
	Snap-on Inc.	1,429	220
	Textron Inc.	3,858	207
	Stanley Black & Decker Inc.	1,773	207
	Watsco Inc.	755	112
	Cummins Inc.	477	65
	Valmont Industries Inc.	276	34
*	Resideo Technologies Inc.	317	7
			27,663
Information Technology (10.0%)
	CA Inc.	91,000	4,037
*	Mitel Networks Corp.	365,000	4,008
*	Oclaro Inc.	443,000	3,641
*	Gemalto NV	63,000	3,593
*	Orbotech Ltd.	62,000	3,468
*	Hortonworks Inc.	125,000	2,232
*	Imperva Inc.	30,000	1,661

*	Red Hat Inc.	7,300	1,253
	Booz Allen Hamilton
	Holding Corp. Class A	6,469	320
†	CDW Corp.	3,539	319
†	Microsoft Corp.	2,888	308
†	Jack Henry & Associates
	Inc.	2,048	307
	Leidos Holdings Inc.	4,710	305
†	Intuit Inc.	1,437	303
	Genpact Ltd.	10,967	301
	Fidelity National
	Information Services Inc.	2,852	297
*	Fiserv Inc.	3,718	295
*,†	VeriSign Inc.	2,046	292
†	Accenture plc Class A	1,814	286
	Visa Inc. Class A	2,059	284
	Cisco Systems Inc.	6,149	281
†	Broadridge Financial
	Solutions Inc.	2,401	281
	Amphenol Corp. Class A	3,114	279
	Amdocs Ltd.	4,391	278
†	Mastercard Inc. Class A	1,405	278
*	Synopsys Inc.	3,014	270
*	Tyler Technologies Inc.	1,263	267
	Motorola Solutions Inc.	2,180	267
	Paychex Inc.	4,067	266
	Avnet Inc.	6,470	259
*	Citrix Systems Inc.	2,481	254
*	Arrow Electronics Inc.	3,741	253
	Cognizant Technology
	Solutions Corp. Class A	3,650	252
	FLIR Systems Inc.	4,743	220
	International Business
	Machines Corp.	1,815	210
*	EchoStar Corp. Class A	4,974	202
	CDK Global Inc.	3,252	186
	Western Union Co.	8,834	159
	Automatic Data Processing
	Inc.	982	141
			32,113
Materials (2.7%)
	KMG Chemicals Inc.	40,000	3,001
	Ball Corp.	6,901	309
	International Flavors &
	Fragrances Inc.	2,137	309
	Sonoco Products Co.	5,568	304
	Praxair Inc.	1,831	303
	Ecolab Inc.	1,972	302
	AptarGroup Inc.	2,846	290
†	RPM International Inc.	4,678	286
	Air Products & Chemicals
	Inc.	1,793	277
	PPG Industries Inc.	2,633	277
	Sherwin-Williams Co.	690	272

13

Alternative Strategies Fund

			Market
			Value•
		Shares	($000)
	NewMarket Corp.	692	267
	Ashland Global Holdings
	Inc.	3,575	264
	WR Grace & Co.	4,054	263
	Avery Dennison Corp.	2,780	252
	Silgan Holdings Inc.	10,458	251
	Valvoline Inc.	12,559	250
	Newmont Mining Corp.	7,735	239
*	Crown Holdings Inc.	5,385	228
	Eastman Chemical Co.	2,830	222
*	Berry Global Group Inc.	5,046	220
	Sealed Air Corp.	6,195	200
			8,586
Real Estate (5.3%)
	Investa Office Fund	1,000,000	3,934
	Forest City Realty Trust
	Inc. Class A	140,000	3,522
	LaSalle Hotel Properties	90,000	2,971
†	Equity LifeStyle
	Properties Inc.	3,343	317
	UDR Inc.	7,805	306
	Equity Residential	4,615	300
	Sun Communities Inc.	2,972	299
	AvalonBay Communities
	Inc.	1,667	292
	WP Carey Inc.	4,397	290
	Gaming and Leisure
	Properties Inc.	8,578	289
	Columbia Property Trust
	Inc.	12,856	289
	American Homes 4 Rent
	Class A	13,690	288
	Liberty Property Trust	6,874	288
	Equity Commonwealth	9,548	284
†	Douglas Emmett Inc.	7,852	284
	Invitation Homes Inc.	12,858	281
	Duke Realty Corp.	10,057	277
	Park Hotels & Resorts Inc.	9,266	269
	Essex Property Trust Inc.	1,047	263
†	Brandywine Realty Trust	18,538	261
	Welltower Inc.	3,916	259
	Camden Property Trust	2,838	256
	Apple Hospitality REIT Inc.	15,770	255
	Mid-America Apartment
	Communities Inc.	2,528	247
*	Howard Hughes Corp.	2,186	244
	Highwoods Properties Inc.	4,560	194
	Paramount Group Inc.	9,022	129
	Simon Property Group Inc.	657	121
	Kilroy Realty Corp.	1,130	78
			17,087

Utilities (5.8%)
	Avista Corp.	77,000	3,959
	Vectren Corp.	53,000	3,791
	Connecticut Water
	Service Inc.	44,536	3,078
	SCANA Corp.	40,000	1,602
	Dominion Energy Inc.	4,357	311
	Atmos Energy Corp.	3,317	309
†	Evergy Inc.	5,475	306
	WEC Energy Group Inc.	4,431	303
	DTE Energy Co.	2,694	303
	Xcel Energy Inc.	6,104	299
	Hawaiian Electric Industries
	Inc.	7,961	297
	American Electric Power
	Co. Inc.	4,030	296
	Duke Energy Corp.	3,560	294
	CenterPoint Energy Inc.	10,788	291
	NextEra Energy Inc.	1,680	290
	Eversource Energy	4,579	290
	CMS Energy Corp.	5,791	287
	UGI Corp.	5,253	279
	American Water Works Co.
	Inc.	3,138	278
	Pinnacle West Capital Corp.	3,375	278
	Consolidated Edison Inc.	3,551	270
	Alliant Energy Corp.	5,767	248
	Southern Co.	5,447	245
	Ameren Corp.	3,500	226
	Aqua America Inc.	5,158	168
	PPL Corp.	5,123	156
	Avangrid Inc.	2,317	109
	OGE Energy Corp.	1,009	36
			18,599
Total Common Stocks—Long Positions
(Cost $203,264)			208,223
Common Stocks Sold Short (-24.6%)
Communication Services (-0.9%)
*	Twitter Inc.	(10,659)	(370)
*	TripAdvisor Inc.	(7,037)	(367)
*	Discovery Communications
	Inc.	(10,961)	(321)
*	Take-Two Interactive
	Software Inc.	(2,381)	(307)
	CenturyLink Inc.	(14,818)	(306)
	Viacom Inc. Class B	(9,353)	(299)
*	United States Cellular Corp.	(6,158)	(294)
*	Netflix Inc.	(781)	(236)
	Lions Gate Entertainment
	Corp. Class B	(12,405)	(221)
*	Zillow Group Inc. Class A	(2,758)	(111)
*	Zillow Group Inc.	(1,518)	(61)
			(2,893)

14

Alternative Strategies Fund

			Market
			Value•
		Shares	($000)
Consumer Discretionary (-2.1%)
*	Skechers U. S. A. Inc.
	Class A	(12,441)	(355)
	L Brands Inc.	(10,344)	(335)
	Ralph Lauren Corp.
	Class A	(2,402)	(311)
*	Chipotle Mexican Grill Inc.
	Class A	(670)	(308)
	Kohl’s Corp.	(4,067)	(308)
	Dick’s Sporting Goods Inc.	(8,510)	(301)
	Expedia Group Inc.	(2,341)	(294)
	Advance Auto Parts Inc.	(1,814)	(290)
*	Floor & Decor Holdings
	Inc. Class A	(11,244)	(288)
	H&R Block Inc.	(10,728)	(285)
	Foot Locker Inc.	(5,989)	(282)
	Macy’s Inc.	(8,154)	(280)
*	Michaels Cos. Inc.	(16,990)	(269)
*	Urban Outfitters Inc.	(6,627)	(262)
	International Game
	Technology plc	(13,962)	(259)
	Gap Inc.	(9,163)	(250)
*	Wayfair Inc.	(2,213)	(244)
	Polaris Industries Inc.	(2,691)	(240)
*	Caesars Entertainment
	Corp.	(26,902)	(231)
	Thor Industries Inc.	(3,294)	(229)
	Wynn Resorts Ltd.	(2,170)	(218)
	Newell Brands Inc.	(13,694)	(218)
	Goodyear Tire & Rubber
	Co.	(10,288)	(217)
*	GrubHub Inc.	(2,252)	(209)
	Adient plc	(5,956)	(181)
			(6,664)
Consumer Staples (-0.2%)
*	TreeHouse Foods Inc.	(6,065)	(276)
	Spectrum Brands Holdings
	Inc.	(3,690)	(240)
	Coty Inc. Class A	(20,329)	(215)
			(731)
Energy (-4.2%)
	Diamondback Energy Inc.	(28,989)	(3,257)
	Ensco plc Class A	(332,052)	(2,371)
*	Transocean Ltd.	(193,642)	(2,132)
	Range Resources Corp.	(18,073)	(286)
	Patterson-UTI Energy Inc.	(16,495)	(274)
	CNX Resources Corp.	(17,442)	(273)
	Marathon Oil Corp.	(14,102)	(268)
	PBF Energy Inc. Class A	(6,249)	(262)
*	WPX Energy Inc.	(16,068)	(258)
	HollyFrontier Corp.	(3,804)	(257)
	Apache Corp.	(6,669)	(252)
	Hess Corp.	(4,395)	(252)
*	Apergy Corp.	(6,330)	(247)

*	QEP Resources Inc.	(27,306)	(243)
*	Continental Resources Inc.	(4,524)	(238)
*	Chesapeake Energy Corp.	(67,466)	(237)
	Nabors Industries Ltd.	(47,443)	(236)
	SM Energy Co.	(9,676)	(236)
*	Whiting Petroleum Corp.	(6,149)	(229)
	Devon Energy Corp.	(6,957)	(225)
*	Parsley Energy Inc.
	Class A	(9,549)	(224)
	Noble Energy Inc.	(8,701)	(216)
*	Kosmos Energy Ltd.	(32,944)	(214)
*	Extraction Oil & Gas Inc.	(25,752)	(206)
*	Newfield Exploration Co.	(10,028)	(203)
*	Weatherford International
	plc	(112,730)	(152)
	Baker Hughes a GE Co.	(5,366)	(143)
	Helmerich & Payne Inc.	(1,687)	(105)
			(13,496)
Financials (-4.4%)
	Synovus Financial Corp.	(89,585)	(3,365)
	Cadence BanCorp Class A	(112,133)	(2,474)
	Fifth Third Bancorp	(82,613)	(2,230)
	CME Group Inc.	(11,100)	(2,034)
	Fidelity National Financial
	Inc.	(30,840)	(1,032)
	WSFS Financial Corp.	(12,049)	(512)
	Virtu Financial Inc.
	Class A	(13,823)	(328)
	Popular Inc.	(5,296)	(275)
	Santander Consumer
	USA Holdings Inc.	(14,374)	(269)
*	Brighthouse Financial Inc.	(6,533)	(259)
	TCF Financial Corp.	(11,973)	(250)
	Navient Corp.	(21,397)	(248)
*	OneMain Holdings Inc.	(8,623)	(246)
*	SVB Financial Group	(997)	(236)
	Bank OZK	(5,425)	(148)
	Independent Bank Group
	Inc.	(1,066)	(62)
			(13,968)
Health Care (-3.1%)
	Cigna Corp.	(8,762)	(1,873)
	CVS Health Corp.	(15,918)	(1,152)
*	Sarepta Therapeutics Inc.	(2,543)	(340)
*	Sage Therapeutics Inc.	(2,586)	(333)
*	Acadia Healthcare Co. Inc.	(7,562)	(314)
*	Ionis Pharmaceuticals Inc.	(6,314)	(313)
*	DexCom Inc.	(2,155)	(286)
*	Incyte Corp.	(4,386)	(284)
*	Neurocrine Biosciences
	Inc.	(2,639)	(283)
*	Molina Healthcare Inc.	(2,170)	(275)
*	Exact Sciences Corp.	(3,853)	(274)

15

Alternative Strategies Fund

			Market
			Value•
		Shares	($000)
*	Bio-Rad Laboratories Inc.
	Class A	(997)	(272)
*	Penumbra Inc.	(1,975)	(269)
*	Regeneron
	Pharmaceuticals Inc.	(787)	(267)
*	Veeva Systems Inc.
	Class A	(2,856)	(261)
*	Alexion Pharmaceuticals
	Inc.	(2,319)	(260)
*	Alnylam Pharmaceuticals
	Inc.	(3,151)	(253)
*	Alkermes plc	(6,137)	(251)
*	Nektar Therapeutics
	Class A	(6,396)	(247)
*	TESARO Inc.	(8,459)	(244)
*	Seattle Genetics Inc.	(4,227)	(237)
*	Akebia Therapeutics Inc.	(30,646)	(230)
*	Agios Pharmaceuticals Inc.	(3,576)	(226)
*	DaVita Inc.	(3,305)	(223)
*	Exelixis Inc.	(15,561)	(216)
*	Mylan NV	(6,891)	(215)
*	ABIOMED Inc.	(613)	(209)
*	Bluebird Bio Inc.	(1,738)	(199)
*	Align Technology Inc.	(808)	(179)
			(9,985)
Industrials (-3.1%)
	Harris Corp.	(20,800)	(3,093)
*	Univar Inc.	(84,485)	(2,080)
	United Technologies Corp.	(10,582)	(1,314)
	GrafTech International Ltd.	(17,999)	(322)
*	United Continental
	Holdings Inc.	(3,657)	(313)
	Arconic Inc.	(14,053)	(286)
	Alaska Air Group Inc.	(4,515)	(277)
	Nielsen Holdings plc	(9,969)	(259)
	Acuity Brands Inc.	(2,024)	(254)
	Macquarie Infrastructure
	Corp.	(6,757)	(250)
	WW Grainger Inc.	(857)	(243)
	Fluor Corp.	(5,536)	(243)
*	Gardner Denver Holdings
	Inc.	(8,861)	(240)
*	XPO Logistics Inc.	(2,677)	(239)
	Terex Corp.	(6,382)	(213)
	American Airlines Group
	Inc.	(5,501)	(193)
			(9,819)
Information Technology (-4.7%)
*	Cloudera Inc.	(163,125)	(2,245)
*	Lumentum Holdings Inc.	(28,174)	(1,540)
	KLA-Tencor Corp.	(15,500)	(1,419)
	Cabot Microelectronics
	Corp.	(8,000)	(781)

*	Twilio Inc. Class A	(4,572)	(344)
*	Nutanix Inc.	(7,989)	(332)
*	FireEye Inc.	(17,728)	(328)
*	Okta Inc.	(5,612)	(327)
*	IPG Photonics Corp.	(2,361)	(315)
	Universal Display Corp.	(2,464)	(303)
*	Pluralsight Inc. Class A	(13,107)	(294)
	NetApp Inc.	(3,641)	(286)
*	Dell Technologies Inc.
	Class V	(3,066)	(277)
*	Manhattan Associates Inc.	(5,595)	(267)
	LogMeIn Inc.	(3,095)	(266)
*	Autodesk Inc.	(2,000)	(258)
	Lam Research Corp.	(1,818)	(258)
*	Zendesk Inc.	(4,615)	(254)
	MKS Instruments Inc.	(3,440)	(253)
*	Splunk Inc.	(2,532)	(253)
*	NCR Corp.	(9,289)	(249)
*	Atlassian Corp. plc Class A	(3,261)	(247)
*	Square Inc.	(3,342)	(245)
	Teradyne Inc.	(7,105)	(245)
*	Pure Storage Inc. Class A	(12,089)	(244)
	NVIDIA Corp.	(1,123)	(237)
	Applied Materials Inc.	(7,134)	(235)
*	Arista Networks Inc.	(999)	(230)
	Switch Inc.	(25,532)	(226)
*	CommScope Holding Co.
	Inc.	(9,187)	(221)
*	ON Semiconductor Corp.	(12,867)	(219)
*	2U Inc.	(3,447)	(217)
*	First Solar Inc.	(5,181)	(217)
	Marvell Technology Group
	Ltd.	(12,659)	(208)
*	Coherent Inc.	(1,653)	(204)
*	Micron Technology Inc.	(5,362)	(202)
	Cypress Semiconductor
	Corp.	(15,515)	(201)
*	Advanced Micro Devices
	Inc.	(10,511)	(191)
	Western Digital Corp.	(4,044)	(174)
*	Akamai Technologies Inc.	(1,798)	(130)
	Symantec Corp.	(2,745)	(50)
	Cognex Corp.	(633)	(27)
			(15,019)
Materials (-0.3%)
	United States Steel Corp.	(10,021)	(266)
*	Alcoa Corp.	(6,557)	(229)
	Freeport-McMoRan Inc.	(17,861)	(208)
	Chemours Co.	(6,055)	(200)
			(903)
Real Estate (-0.9%)
	Pebblebrook Hotel Trust	(57,960)	(1,954)
	Uniti Group Inc.	(14,748)	(282)

16

Alternative Strategies Fund

			Market
			Value•
		Shares	($000)
	Taubman Centers Inc.	(4,949)	(272)
	Colony Capital Inc.	(46,056)	(270)
*	SITE Centers Corp.	(20,709)	(258)
			(3,036)
Utilities (-0.7%)
	Dominion Energy Inc.	(26,760)	(1,911)
	NRG Energy Inc.	(8,197)	(297)
*	PG&E Corp.	(987)	(46)
			(2,254)
Total Common Stocks Sold Short
(Proceeds $85,586)			(78,768)
Temporary Cash Investments (20.0%)
Money Market Fund (14.5%)
1	Vanguard Market Liquidity
	Fund, 2.308%	464,838	46,484

		Face
		Amount
		($000)
U. S. Government and Agency Obligations (5.5%)
[2,3]	United States Treasury
	Bill, 2.043%, 11/15/18	8,000	7,993
	United States Treasury
	Bill, 2.034%, 11/15/18	200	200
3	United States Treasury
	Bill, 2.082%, 12/20/18	1,000	997
3	United States Treasury
	Bill, 2.280%, 2/7/19	5,000	4,969
3	United States Treasury
	Bill, 2.314%, 2/28/19	3,500	3,473
			17,632
Total Temporary Cash Investments
(Cost $64,113)			64,116
†,3Other Assets and Liabilities—
Net (39.5%)			126,338
Net Assets (100%)
Applicable to 15,670,475 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			319,909
Net Asset Value Per Share			$20.41

Amount
($000)
Consolidated Statement of Assets and Liabilities
Assets
Investments in Securities,
Long Positions, at Value
Unaffiliated Issuers	225,855
Affiliated Issuers	46,484
Total Long Positions	272,339
Investment in Vanguard	18
†Cash Segregated for Short Positions	108,059
Receivables for Accrued Income	164
Variation Margin Receivable—
Futures Contracts	1,137
Unrealized Appreciation—
Forward Currency Contracts	3,228
[3]Other Assets	19,119
Total Assets	404,064
Liabilities
Securities Sold Short, at Value	78,768
Payables for Investment Securities
Purchased	1,340
Payables to Vanguard	114
Variation Margin Payable—
Futures Contracts	1,030
Unrealized Depreciation—
Forward Currency Contracts	2,903
Total Liabilities	84,155
Net Assets	319,909

At October 31, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	306,266
Total Distributable Earnings (Loss)	13,643
Net Assets	319,909

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
† Long security positions with a value of $8,495,000 and cash of
$108,059,000 are held in a segregated account at the fund’s
custodian bank and pledged to a broker-dealer as collateral for the fund’s obligation to return borrowed securities. For so long as such obligations continue, the fund’s access to these assets is subject to authorization from the broker-dealer.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate
shown is the 7-day yield.
2 Security is owned by the Vanguard ASF Portfolio, which is a wholly owned subsidiary of the Alternative Strategies Fund.
3 Securities with a value of $9,671,000 and cash of $351,000 have been segregated as initial margin for open futures
contracts.
ADR—American Depositary Receipt.
REIT—Real Estate Investment Trust.

17

Alternative Strategies Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
2-Year U. S. Treasury Note	December 2018	833	175,477	(547)
5-Year U. S. Treasury Note	December 2018	367	41,244	(367)
10-Year U. S. Treasury Note	December 2018	224	26,530	(405)
MSCI Taiwan Index	November 2018	248	9,050	163
OMX Stockholm 30 Index	November 2018	520	8,716	22
Amsterdam Exchange Index	November 2018	74	8,666	31
IBEX 35 Index	November 2018	86	8,659	38
CAC 40 Index	November 2018	150	8,651	1
FTSE 100 Index	December 2018	94	8,541	(176)
Feeder Cattle[1]	January 2019	45	3,378	11
Natural Gas[1]	December 2018	101	3,294	(50)
Soybean Meal[1]	December 2018	106	3,248	(101)
LME Zinc[1]	November 2018	50	3,183	244
LME Copper[1]	November 2018	21	3,153	15
WTI Crude Oil[1]	December 2018	47	3,070	(302)
LME Lead[1]	November 2018	64	3,062	(245)
LME Nickel[1]	November 2018	44	3,020	(331)
				(1,999)

Short Futures Contracts
Hang Seng Index	November 2018	(56)	(8,897)	1
MSCI Singapore Index	November 2018	(356)	(8,818)	(69)
DAX 30 Index	December 2018	(27)	(8,763)	557
Topix Index	December 2018	(60)	(8,724)	918
E-mini S&P 500 Index	December 2018	(63)	(8,540)	583
KOSPI 200 Index	December 2018	(144)	(8,343)	809
Lean Hogs[1]	December 2018	(152)	(3,554)	(129)
Live Cattle[1]	December 2018	(72)	(3,368)	(20)
Sugar #11[1]	February 2019	(224)	(3,309)	(259)
Cotton No. 2[1]	December 2018	(85)	(3,267)	73
Soybean[1]	January 2019	(76)	(3,237)	113
Coffee[1]	December 2018	(75)	(3,170)	(120)
KC Hard Red Winter Wheat[1]	December 2018	(127)	(3,132)	83
RBOB Gasoline[1]	December 2018	(41)	(3,016)	342
				2,882
				883
1 Security is owned by the subsidiary.

18

Alternative Strategies Fund

Forward Currency Contracts
						Unrealized
	Contract					Appreciation
			Contract Amount (000)
	Settlement					(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Bank of America, N.A.	11/9/18	CAD	49,658	USD	38,711	(984)
Bank of America, N.A.	11/9/18	AUD	52,960	USD	38,199	(693)
Bank of America, N.A.	11/9/18	NOK	286,411	USD	35,213	(1,224)
Bank of America, N.A.	11/9/18	USD	38,876	EUR	33,406	1,012
Bank of America, N.A.	11/9/18	USD	35,213	SEK	312,786	1,007
Bank of America, N.A.	11/9/18	USD	35,037	CHF	34,355	898
BNP Paribas	11/9/18	USD	8,085	AUD	11,200	152
BNP Paribas	11/9/18	USD	3,231	CAD	4,137	87
BNP Paribas	11/9/18	USD	2,125	GBP	1,626	45
Bank of America, N.A.	11/9/18	USD	1,466	GBP	1,134	16
Bank of America, N.A.	11/9/18	USD	1,380	AUD	1,936	9
Bank of America, N.A.	11/9/18	USD	477	GBP	374	(1)
Bank of America, N.A.	11/9/18	USD	304	AUD	430	(1)
BNP Paribas	11/9/18	USD	163	AUD	231	—
Bank of America, N.A.	11/9/18	USD	45	CAD	58	1
BNP Paribas	11/9/18	USD	29	EUR	25	1
						325
AUD—Australian dollar.
CAD—Canadian dollar.
CHF—Swiss franc.
EUR—Euro.
GBP—British pound.
NOK—Norwegian krone.
SEK—Swedish krona.
USD—U.S. dollar.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Alternative Strategies Fund

Consolidated Statement of Operations

Year Ended
October 31, 2018
($000)
Investment Income
Income
Dividends[1]	3,510
Interest [2]	1,873
Total Income	5,383
Expenses
The Vanguard Group—Note B
Investment Advisory Services	244
Management and Administrative	660
Marketing and Distribution	50
Custodian Fees	100
Auditing Fees	63
Shareholders’ Reports and Proxy	2
Trustees’ Fees and Expenses	10
Dividend Expense on Securities Sold Short	1,122
Total Expenses	2,251
Expenses Paid Indirectly	(24)
Net Expenses	2,227
Net Investment Income (Loss)	3,156
Realized Net Gain (Loss)
Investment Securities—Long Positions [2]	7,259
Investment Securities Sold Short	(7,532)
Futures Contracts	(6,886)
Forward Currency Contracts	3,305
Foreign Currencies	88
Realized Net Gain (Loss)	(3,766)
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Long Positions [2]	(8,864)
Investment Securities Sold Short	8,600
Futures Contracts	1,841
Forward Currency Contracts	254
Foreign Currencies	10
Change in Unrealized Appreciation (Depreciation)	1,841
Net Increase (Decrease) in Net Assets Resulting from Operations	1,231

1 Dividends are net of foreign withholding taxes of $19,000.
2 Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $1,240,000, ($9,000), and $1,000, respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Alternative Strategies Fund

Consolidated Statement of Changes in Net Assets

	Year Ended October 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income (Loss)	3,156	1,973
Realized Net Gain (Loss)	(3,766)	(8,999)
Change in Unrealized Appreciation (Depreciation)	1,841	8,023
Net Increase (Decrease) in Net Assets Resulting from Operations	1,231	997
Distributions
Net Investment Income	(1,498)	(1,072)
Realized Capital Gain[1]	—	(8,751)
Total Distributions	(1,498)	(9,823)
Capital Share Transactions
Issued	67,391	70,512
Issued in Lieu of Cash Distributions	1,482	9,823
Redeemed	(40,944)	(14,643)
Net Increase (Decrease) from Capital Share Transactions	27,929	65,692
Total Increase (Decrease)	27,662	56,866
Net Assets
Beginning of Period	292,247	235,381
End of Period	319,909	292,247

1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $0 and $5,983,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

21

Alternative Strategies Fund

Consolidated Financial Highlights

				Aug. 11,
				2015[1] to
	Year Ended October 31,			Oct. 31,
For a Share Outstanding Throughout Each Period	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$20.46	$21.28	$20.23	$20.00
Investment Operations
Net Investment Income (Loss)	.197 [2]	.153[2]	.106	.004
Net Realized and Unrealized Gain (Loss) on Investments	(.143)	(.139)	1.039	.226
Total from Investment Operations	.054	.014	1.145	.230
Distributions
Dividends from Net Investment Income	(.104)	(.093)	(.095)	—
Distributions from Realized Capital Gains	—	(.741)	—	—
Total Distributions	(.104)	(.834)	(.095)	—
Net Asset Value, End of Period	$20.41	$20.46	$21.28	$20.23

Total Return [3]	0.27%	0.11%	5.68%	1.15%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$320	$292	$235	$159
Ratio of Total Expenses to Average Net Assets
Based on Total Expenses[4,5]	0.66%[6]	0.79%	0.71%	0.73%[7]
Net of Dividend and Borrowing Expense on
Securities Sold Short	0.33%[6]	0.35%	0.36%	0.36%[7]
Ratio of Net Investment Income (Loss) to Average Net Assets	0.93%	0.75%	0.50%	0.09%[7]
Portfolio Turnover Rate	131%	125%	120%	25%

1 Inception.
2 Calculated based on average shares outstanding.
3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4 Includes dividend expense on securities sold short of 0.33%, 0.44%, 0.35%, and 0.34%, respectively.
5 Includes borrowing expense on securities sold short of 0.00%, 0.00%, 0.00%, and 0.03%, respectively.
6 The ratio of total expenses to average net assets for the period net of reduction from custody fee offset arrangement was 0.65% and
0.32%, respectively.
7 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

22

Alternative Strategies Fund

Notes to Consolidated Financial Statements

Vanguard Alternative Strategies Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

The Consolidated Financial Statements include Vanguard ASF Portfolio (“the subsidiary”), which commenced operations on August 11, 2015. The subsidiary is wholly owned by the fund and is a unit trust established in the Cayman Islands under the Trusts Law (2011 Revision) of the Cayman Islands, which is organized to invest in certain commodity-linked investments on behalf of the fund, consistent with the fund’s investment objectives and policies. The commodity-linked investments and other investments held by the subsidiary are subject to the same risks that apply to similar investments if held directly by the fund. As of October 31, 2018, the fund held $15,271,000 in the subsidiary, representing 5% of the fund’s net assets. All inter-fund transactions and balances (including the fund’s investment in the subsidiary) have been eliminated, and the Consolidated Financial Statements include all investments and other accounts of the subsidiary as if held directly by the fund. A summary of the subsidiary’s financial information is presented below.

Amount
Subsidiary Financial Statement Information	($000)
Total Assets	15,356
Total Liabilities	(85)
Net Assets	15,271
Net Investment Income (Loss)	63
Realized Net Gain (Loss)	(1,129)
Change in Unrealized Appreciation (Depreciation)	(1,239)
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,305)

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations

23

Alternative Strategies Fund

in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund gains exposure to commodities through the subsidiary’s investment in exchange-traded commodity futures contracts. The fund also uses interest rate futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The fund uses global equity index futures contracts to capture excess return opportunities. The primary risk associated with the use of futures contracts are imperfect correlation between changes in market values of the underlying securities or commodities and the prices of futures contracts, and the possibility of an illiquid market. In addition, commodity futures trading is volatile, and even a small movement in market prices could cause large losses. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Any assets pledged as initial margin for open contracts are noted in the Consolidated Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Consolidated Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Consolidated Statement of Assets and Liabilities as an asset (liability) and in the Consolidated Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended October 31, 2018, the fund’s average investments in long and short futures contracts represented 100% and 23% of net assets, respectively, based on the average of notional amounts at each quarter-end during the period.

4. Forward Currency Contracts: The fund enters into forward currency contracts to enhance returns and protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements.

The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be

24

Alternative Strategies Fund

reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Consolidated Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Consolidated Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Consolidated Statement of Assets and Liabilities as an asset (liability) and in the Consolidated Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

During the year ended October 31, 2018, the fund’s average investment in forward currency contracts represented 7% of net assets, based on the average of notional amounts at each quarter-end during the period.

5. Short Sales: Short sales are the sales of securities that the fund does not own. The fund sells a security it does not own in anticipation of a decline in the value of that security. In order to deliver the security to the purchaser, the fund borrows the security from a broker-dealer. The fund must segregate, as collateral for its obligation to return the borrowed security, an amount of cash and long security positions at least equal to the market value of the security sold short, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. This results in the fund holding a significant portion of its assets in cash. The fund later closes out the position by returning the security to the lender, typically by purchasing the security in the open market. A gain, limited to the price at which the fund sold the security short, or a loss, theoretically unlimited in size, is recognized upon the termination of the short sale. The fund may receive a portion of the income from the investment of collateral, or be charged a fee on borrowed securities, based on the market value of each borrowed security and a variable rate that is dependent upon the availability of such security. The net amounts of income or fees are recorded as interest income (for net income received) or borrowing expense on securities sold short (for net fees charged) on the Consolidated Statement of Operations. Dividends on securities sold short are reported as an expense in the Consolidated Statement of Operations. Cash collateral segregated for securities sold short is recorded as an asset in the Consolidated Statement of Assets and Liabilities. Long security positions segregated as collateral are shown in the Consolidated Statement of Net Assets.

6. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The subsidiary is classified as a foreign corporation for U.S. tax purposes, and because it does not carry on a U.S. trade or business, is generally not subject to U.S. federal income tax. The subsidiary also complies with the Foreign Account Tax Compliance Act (“FATCA”) and thus will not be subject to 30% withholding under FATCA on any income from U.S. investments. In addition, the subsidiary is not subject to Cayman Islands income tax. The subsidiary will generally distribute any earnings and profits to the fund each year, and such income will be qualifying income to the fund. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2015–2018), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

25

Alternative Strategies Fund

7. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

8. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Consolidated Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at October 31, 2018, or at any time during the period then ended.

9. Other: Dividend income (or dividend expenses on short positions) is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Consolidated Statement of Assets and Liabilities.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2018, the fund had contributed to Vanguard capital in the amount of $18,000, representing 0.01% of the fund’s net assets and 0.01% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the period ended October 31, 2018, custodian fee offset arrangements reduced the fund’s expenses by $24,000 (an annual rate of 0.01% of average net assets).

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

26

Alternative Strategies Fund

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Consolidated Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of October 31, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—Long Positions	191,895	16,328	—
Common Stocks Sold Short	(78,768)	—	—
Temporary Cash Investments	46,484	17,632	—
Futures Contracts—Assets[1]	1,137	—	—
Futures Contracts—Liabilities[1]	(1,030)	—	—
Forward Currency Contracts—Assets	—	3,228	—
Forward Currency Contracts—Liabilities	—	(2,903)	—
Total	159,718	34,285	—
1 Represents variation margin on the last day of the reporting period.

E. At October 31, 2018, the fair values of derivatives were reflected in the Consolidated Statement of Assets and Liabilities as follows:

			Interest	Foreign
	Equity	Commodity	Rate	Exchange
Consolidated Statement of	Contracts	Contracts	Contracts	Contracts	Total
Assets and Liabilities Caption	($000)	($000)	($000)	($000)	($000)
Variation Margin Receivable—
Futures Contracts	838	299	—	—	1,137
Unrealized Appreciation—
Forward Currency Contracts	—	—	—	3,228	3,228
Total Assets	838	299	—	3,228	4,365
Variation Margin Payable—
Futures Contracts	(698)	(71)	(261)	—	(1,030)
Unrealized Depreciation—
Forward Currency Contracts	—	—	—	(2,903)	(2,903)
Total Liabilities	(698)	(71)	(261)	(2,903)	(3,933)

27

Alternative Strategies Fund

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended October 31, 2018, were:

			Interest	Foreign
	Equity	Commodity	Rate	Exchange
Realized Net Gain (Loss)	Contracts	Contracts	Contracts	Contracts	Total
on Derivatives	($000)	($000)	($000)	($000)	($000)
Futures Contracts	(46)	(1,126)	(5,714)	—	(6,886)
Forward Currency Contracts	—	—	—	3,305	3,305
Realized Net Gain (Loss) on Derivatives	(46)	(1,126)	(5,714)	3,305	(3,581)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	2,878	(1,241)	204	—	1,841
Forward Currency Contracts	—	—	—	254	254
Change in Unrealized Appreciation
(Depreciation) on Derivatives	2,878	(1,241)	204	254	2,095

The following table summarizes the fund’s derivative assets and liabilities by counterparty for derivatives subject to arrangements that provide for offsetting assets and liabilities. Exchange-traded derivatives are listed separately.

	Assets	Liabilities
	Reflected in	Reflected in		Amounts Not Offset in the
	Consolidated	Consolidated		Consolidated Statement		Net
	Statement of	Statement of	Net Amount	of Assets and Liabilities		Exposure[3]
	Assets and	Assets and	Receivable	Collateral	Collateral	(Not Less
	Liabilities[1]	Liabilities[1]	(Payable)	Pledged [2]	Received [2]	Than $0)
	($000)	($000)	($000)	($000)	($000)	($000)
Forwards Subject to
Offsetting Arrangements,
by Counterparty
Bank of America, N.A.	2,943	(2,903)	40	—	—	40
BNP Paribas	285	—	285	—	254	31
Exchange-Traded Index
Futures Contracts	838	(698)	140	6,256	—	—
Exchange-Traded
Commodity Futures
Contracts	299	(71)	228	2,769	—	—
Exchange-Traded
Interest Rate Futures
Contracts	—	(261)	(261)	997	—	—
Total	4,365	(3,933)	432	10,022	254	71

1 Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.

2 Securities or other assets pledged as collateral are noted in the Consolidated Statement of Assets and Liabilities. Securities or other assets received as collateral are held in a segregated account and not included in the fund’s security holdings in the Consolidated Statement of Assets and Liabilities.

3 Net Exposure represents the net amount receivable from the counterparty in the event of default. Counterparties may not exchange collateral if amount is below a specified minimum transfer amount.

28

Alternative Strategies Fund

F. Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, the following permanent differences primarily attributable to the accounting for foreign currency transactions and passive foreign investment companies were reclassified to the following accounts:

Amount
($000)
Paid-in Capital	(2,365)
Total Distributable Earnings (Loss)	2,365

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales, the realization of unrealized gains or losses on certain futures contracts and forward currency contracts; and unrealized gains on passive foreign investment companies. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	3,379
Undistributed Long-Term Gains	—
Capital Loss Carryforwards (Non-expiring)	(2,919)
Net Unrealized Gains (Losses)	12,846

As of October 31, 2018, gross unrealized appreciation and depreciation for investments, derivatives, and securities sold short based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	267,548
Gross Unrealized Appreciation	26,699
Gross Unrealized Depreciation	(13,852)
Net Unrealized Appreciation (Depreciation)	12,847

G. During the year ended October 31, 2018, the fund purchased $387,519,000 of investment securities and sold $282,992,000 of investment securities, other than temporary cash investments. The proceeds of short sales and the cost of purchases to cover short sales were $123,559,000 and $104,161,000, respectively.

29

Alternative Strategies Fund

H. Capital shares issued and redeemed were:
	Year Ended	Year Ended
	October 31, 2018	October 31, 2017
	Shares	Shares
	(000)	(000)
Issued	3,346	3,467
Issued in Lieu of Cash Distributions	74	484
Redeemed	(2,032)	(728)
Net Increase (Decrease) in Shares Outstanding	1,388	3,223

At October 31, 2018, Vanguard Managed Payout Fund was the record or beneficial owner of 73% of the fund’s net assets.

I. Management has determined that no events or transactions occurred subsequent to October 31, 2018, that would require recognition or disclosure in these financial statements.

30

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Trustees’ Equity Fund and Shareholders of Vanguard Alternative Strategies Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of net assets and consolidated statement of assets and liabilities of Vanguard Alternative Strategies Fund (one of the funds constituting Vanguard Trustees’ Equity Fund, referred to hereafter as the “Fund”) as of October 31, 2018, the related consolidated statement of operations for the year ended October 31, 2018, the consolidated statement of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the consolidated financial highlights for each of the periods indicated therein (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodians and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 18, 2018

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

31

Special 2018 tax information (unaudited) for Vanguard Alternative Strategies Fund

This information for the fiscal year ended October 31, 2018, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $1,498,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 60.6% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

32

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2018. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Alternative Strategies Fund
Periods Ended October 31, 2018
		Since
	One	Inception
	Year	(8/11/2015)
Returns Before Taxes	0.27%	2.21%
Returns After Taxes on Distributions	0.15	1.66
Returns After Taxes on Distributions and Sale of Fund Shares	0.25	1.51

33

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

34

Six Months Ended October 31, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Alternative Strategies Fund	4/30/2018	10/31/2018	Period
Based on Actual Fund Return	$1,000.00	$1,016.43	$4.02
Based on Hypothetical 5% Yearly Return	1,000.00	1,021.22	4.02

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period was 0.79%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

35

Glossary

Earnings Growth Rate: The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure: A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio: A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings: The percentage of a fund represented by securities or depositary receipts of companies based outside the United States

Inception Date: The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap: An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio: The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio: The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

Return on Equity: The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves: The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate: An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

36

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

37

This page intentionally left blank.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 211 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustees1

F. William McNabb III

Born in 1957. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2010–present) of Vanguard and of each of the investment companies served by Vanguard, trustee (2009–present) of each of the investment companies served by Vanguard, and director (2008–present) of Vanguard. Chief executive officer and president (2008–2017) of Vanguard and each of the investment companies served by Vanguard, managing director (1995–2008) of Vanguard, and director (1997–2018) of Vanguard Marketing Corporation. Director (2018–present) of UnitedHealth Group.

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) of the Children’s Hospital of Philadelphia.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Lead director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

1 Mr. McNabb and Mr. Buckley are considered “interested persons,” as defined in the Investment Company Act of 1940, because they are officers of the Vanguard funds.

JoAnn Heffernan Heisen

Born in 1950. Trustee since July 1998. Principal occupation(s) during the past five years and other experience: corporate vice president of Johnson & Johnson (pharmaceuticals/medical devices/consumer products) and member of its executive committee (1997–2008). Chief global diversity officer (retired 2008), vice president and chief information officer (1997–2006), controller (1995–1997), treasurer (1991–1995), and assistant treasurer (1989–1991) of Johnson & Johnson. Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation. Member of the advisory board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education. Director of the V Foundation for Cancer Research. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of advisors for Spruceview Capital Partners, and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Overseer of the Museum of Fine Arts Boston.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director of i(x) Investments, LLC.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the Board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Brian Dvorak

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2017–present) of Vanguard and each of the investment companies served by Vanguard. Assistant vice president (2017–present) of Vanguard Marketing Corporation. Vice president and director of Enterprise Risk Management (2011–2013) at Oppenheimer Funds, Inc.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

Vanguard Senior Management Team

Joseph Brennan	Chris D. McIsaac
Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600 Valley Forge, PA 19482-2600
Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review information about your fund on the
SEC’s website, and you can receive copies of this
information, for a fee, by sending a request via email
addressed to publicinfo@sec.gov.
© 2018 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q12980 122018

Annual Report | October 31, 2018
Vanguard Diversified Equity Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
CEO’s Perspective.	3
Fund Profile.	5
Performance Summary.	6
Financial Statements.	8
Your Fund’s After-Tax Returns.	19
About Your Fund’s Expenses.	20
Glossary.	22

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

Your Fund’s Performance at a Glance

• For the 12 months ended October 31, 2018, Vanguard Diversified Equity Fund returned 6.55%, slightly behind the return of its benchmark but ahead of the average return of its multi-capitalization core fund peers.

• The broad stock market also returned more than 6% for the fiscal year as corporate earnings remained strong and the U.S. economy continued to grow. Growth stocks outperformed their value counterparts, while large-capitalization stocks surpassed mid- and small-caps.

• As a “fund of funds,” the Diversified Equity Fund invests in eight actively managed Vanguard funds selected to provide broad exposure to all segments of the U.S. equity market. Together, the funds cover the style and capitalization spectrum.

• Results for the underlying funds ranged from about –2% for Vanguard Windsor Fund to about 12% for Vanguard Explorer Fund.

Total Returns: Fiscal Year Ended October 31, 2018
Total
Returns
Vanguard Diversified Equity Fund	6.55%
MSCI US Broad Market Index	6.63
Multi-Cap Core Funds Average	3.40
Multi-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Total Returns: Ten Years Ended October 31, 2018
Average
Annual Return
Diversified Equity Fund	13.42%
MSCI US Broad Market Index	13.44
Multi-Cap Core Funds Average	11.40
Multi-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1

Expense Ratios
Your Fund Compared With Its Peer Group
	Acquired Fund Fees	Peer Group
	and Expenses	Average
Diversified Equity Fund	0.36%	1.11%

The acquired fund fees and expenses—drawn from the prospectus dated February 22, 2018—represent an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Diversified Equity Fund invests. The Diversified Equity Fund does not charge any expenses or fees of its own. For the fiscal year ended October 31, 2018, the annualized acquired fund fees and expenses were 0.36%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2017.

Peer group: Multi-Cap Core Funds.

Underlying Funds: Allocations and Returns
Twelve Months Ended October 31, 2018
	Percentage of
	Diversified Equity Fund
Vanguard Fund	Assets	Total Returns
Vanguard Growth and Income Fund Investor Shares	20.0%	7.36%
Vanguard U.S. Growth Fund Investor Shares	15.1	10.98
Vanguard Morgan™ Growth Fund Investor Shares	15.0	9.13
Vanguard Windsor™ II Fund Investor Shares	15.0	4.44
Vanguard Windsor Fund Investor Shares	15.0	-1.69
Vanguard Explorer™ Fund Investor Shares	9.9	12.12
Vanguard Capital Value Fund	5.0	-0.80
Vanguard Mid-Cap Growth Fund	5.0	9.61
Combined	100.0%	6.55%

2

CEO’s Perspective

Tim Buckley
President and Chief Executive Officer

Dear Shareholder,

Over the years, I’ve found that prudent investors exhibit a common trait: discipline. No matter how the markets move or what new investing fad hits the headlines, those who stay focused on their goals and tune out the noise are set up for long-term success.

The prime gateway to investing is saving, and you don’t usually become a saver without a healthy dose of discipline. Savers make the decision to sock away part of their income, which means spending less and delaying gratification, no matter how difficult that may be.

Of course, disciplined investing extends beyond diligent saving. The financial markets, in the short term especially, are unpredictable; I have yet to meet the investor who can time them perfectly. It takes discipline to resist the urge to go all-in when markets are frothy or to retreat when things look bleak.

Staying put with your investments is one strategy for handling volatility. Another, rebalancing, requires even more discipline because it means steering your money away from strong performers and toward poorer performers.

Patience—a form of discipline—is also the friend of long-term investors. Higher returns are the potential reward for weathering the market’s turbulence and uncertainty.

3

We have been enjoying one of the longest bull markets in history, but it won’t continue forever. Prepare yourself now for how you will react when volatility comes back. Don’t panic. Don’t chase returns or look for answers outside the asset classes you trust. And be sure to rebalance periodically, even when there’s turmoil.

Whether you’re a master of self-control, get a boost from technology, or work with a professional advisor, know that discipline is necessary to get the most out of your investment portfolio. And know that Vanguard is with you for the entire ride.

Thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley
President and Chief Executive Officer
November 16, 2018

Market Barometer
		Average Annual Total Returns
		Periods Ended October 31, 2018
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	6.98%	11.31%	11.05%
Russell 2000 Index (Small-caps)	1.85	10.68	8.01
Russell 3000 Index (Broad U.S. market)	6.60	11.27	10.81
FTSE All-World ex US Index (International)	-7.99	4.57	2.01

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-2.05%	1.04%	1.83%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	-0.51	1.90	3.25
FTSE Three-Month U. S. Treasury Bill Index	1.67	0.86	0.52

CPI
Consumer Price Index	2.52%	2.07%	1.60%

4

Diversified Equity Fund

Fund Profile
As of October 31, 2018

Portfolio Characteristics
		MSCI US
		Broad Market
	Fund	Index
Number of Stocks	1,652	3,008
Median Market Cap	$44.0B	$71.6B
Price/Earnings Ratio	19.2x	18.6x
Price/Book Ratio	3.0x	2.9x
Return on Equity	14.5%	15.0%
Earnings Growth
Rate	10.1%	8.1%
Dividend Yield	1.6%	1.9%
Turnover Rate	8%	—
Ticker Symbol	VDEQX	—
Acquired Fund Fees
and Expenses[1]	0.36%	—
30-Day SEC Yield	1.19%	—

Allocation to Underlying Vanguard Funds
Vanguard Growth and Income Fund
Investor Shares	20.0%
Vanguard U.S. Growth Fund
Investor Shares	15.1
Vanguard Morgan Growth Fund
Investor Shares	15.0
Vanguard Windsor II Fund Investor
Shares	15.0
Vanguard Windsor Fund Investor
Shares	15.0
Vanguard Explorer Fund Investor
Shares	9.9
Vanguard Capital Value Fund	5.0
Vanguard Mid-Cap Growth Fund	5.0

Volatility Measures
MSCI US
Broad Market
Index
R-Squared	0.98
Beta	1.06

These measures show the degree and timing of the fund’s fluctuations compared with the index over 36 months.

Sector Diversification (% of equity exposure)
Consumer Discretionary	10.9%
Consumer Staples	6.0
Energy	5.6
Financials	13.5
Health Care	15.8
Industrials	11.0
Information Technology	23.3
Materials	3.3
Real Estate	1.8
Telecommunication Services	6.9
Utilities	1.9

Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period. Fund percentages reflect holdings of underlying funds.

1 This figure—drawn from the prospectus dated February 22, 2018—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Diversified Equity Fund invests. The Diversified Equity Fund does not charge any expenses or fees of its own. For the fiscal year ended October 31, 2018, the annualized acquired fund fees and expenses were 0.36%.

5

Diversified Equity Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 2008, Through October 31, 2018
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended October 31, 2018
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Diversified Equity Fund	6.55%	10.16%	13.42%	$35,229
MSCI US Broad Market Index	6.63	10.86	13.44	35,306
Multi-Cap Core Funds Average	3.40	8.02	11.40	29,425

Multi-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

6

Diversified Equity Fund

Fiscal-Year Total Returns (%): October 31, 2008, Through October 31, 2018

Average Annual Total Returns: Periods Ended September 30, 2018
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Diversified Equity Fund	6/10/2005	18.86%	12.94%	12.17%

7

Diversified Equity Fund

Financial Statements

Statement of Net Assets
As of October 31, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov.

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Funds (100.0%)
Vanguard Growth and Income Fund Investor Shares	7,071,284	341,967
Vanguard U. S. Growth Fund Investor Shares	6,555,998	258,175
Vanguard Morgan Growth Fund Investor Shares	8,244,964	256,583
Vanguard Windsor II Fund Investor Shares	6,855,009	256,309
Vanguard Windsor Fund Investor Shares	11,629,929	256,091
Vanguard Explorer Fund Investor Shares	1,656,821	169,410
Vanguard Capital Value Fund	6,787,091	85,721
Vanguard Mid-Cap Growth Fund	3,015,967	84,689
Total Investment Companies (Cost $1,159,552)		1,708,945
Other Assets and Liabilities (0.0%)
Other Assets		1,003
Liabilities		(1,211)
		(208)
Net Assets (100%)
Applicable to 47,625,681 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		1,708,737
Net Asset Value Per Share		$35.88

		Amount
		($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Funds		1,708,945
Receivables for Investment Securities Sold		439
Receivables for Capital Shares Issued		564
Total Assets		1,709,948
Liabilities
Payables for Capital Shares Redeemed		692
Other Liabilities		519
Total Liabilities		1,211
Net Assets		1,708,737

8

Diversified Equity Fund

At October 31, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	1,093,500
Total Distributable Earnings (Loss)	615,237
Net Assets	1,708,737
• See Note A in Notes to Financial Statements.

See accompanying Notes, which are an integral part of the Financial Statements.

9

Diversified Equity Fund

Statement of Operations

Year Ended
October 31, 2018
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	17,250
Net Investment Income—Note B	17,250
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	73,637
Affiliated Funds Sold	7,688
Realized Net Gain (Loss)	81,325
Change in Unrealized Appreciation (Depreciation) from Affiliated Funds	(16,628)
Net Increase (Decrease) in Net Assets Resulting from Operations	81,947

See accompanying Notes, which are an integral part of the Financial Statements.

10

Diversified Equity Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	17,250	17,822
Realized Net Gain (Loss)	81,325	63,264
Change in Unrealized Appreciation (Depreciation)	(16,628)	215,205
Net Increase (Decrease) in Net Assets Resulting from Operations	81,947	296,291
Distributions
Net Investment Income	(15,286)	(16,846)
Realized Capital Gain[1]	(69,091)	(77,095)
Total Distributions	(84,377)	(93,941)
Capital Share Transactions
Issued	467,373	107,815
Issued in Lieu of Cash Distributions	80,017	89,282
Redeemed	(275,188)	(236,646)
Net Increase (Decrease) from Capital Share Transactions	272,202	(39,549)
Total Increase (Decrease)	269,772	162,801
Net Assets
Beginning of Period	1,438,965	1,276,164
End of Period	1,708,737	1,438,965

1 Includes fiscal 2018 and 2017 short-term gain distributions totaling $13,729,000 and $1,082,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

11

Diversified Equity Fund

Financial Highlights

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$35.57	$30.76	$33.15	$33.18	$29.43
Investment Operations
Net Investment Income	0.395[1]	.428[1]	.397	.394	.322[1]
Capital Gain Distributions Received	1.686[1]	1.064[1]	.860	2.606	.848[1]
Net Realized and Unrealized Gain (Loss)
on Investments	0.206	5.627	(.836)	(1.453)	3.243
Total from Investment Operations	2.287	7.119	.421	1.547	4.413
Distributions
Dividends from Net Investment Income	(0.358)	(. 414)	(. 362)	(. 342)	(. 283)
Distributions from Realized Capital Gains	(1.619)	(1.895)	(2.449)	(1.235)	(.380)
Total Distributions	(1.977)	(2.309)	(2.811)	(1.577)	(.663)
Net Asset Value, End of Period	$35.88	$35.57	$30.76	$33.15	$33.18

Total Return[2]	6.55%	24.47%	1.39%	4.71%	15.20%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,709	$1,439	$1,276	$1,456	$1,513
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.36%	0.36%	0.36%	0.40%	0.41%
Ratio of Net Investment Income to
Average Net Assets	1.07%	1.31%	1.26%	1.16%	1.03%
Portfolio Turnover Rate	8%	5%	9%	10%	5%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

12

Diversified Equity Fund

Notes to Financial Statements

Vanguard Diversified Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in selected Vanguard actively managed U.S. stock funds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2015–2018), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at October 31, 2018, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

13

Diversified Equity Fund

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended October 31, 2018, were borne by the underlying Vanguard funds in which the fund invests. The fund’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

At October 31, 2018, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, the following permanent differences primarily attributable to the accounting for distributions in connection with fund share redemptions were reclassified to the following accounts:

Amount
($000)
Paid-in Capital	9,485
Total Distributable Earnings (Loss)	(9,485)

14

Diversified Equity Fund

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	7,553
Undistributed Long-Term Gains	58,291
Capital Loss Carryforwards (Non-expiring)	—
Net Unrealized Gains (Losses)	549,393

As of October 31, 2018, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	1,159,552
Gross Unrealized Appreciation	566,214
Gross Unrealized Depreciation	(16,821)
Net Unrealized Appreciation (Depreciation)	549,393

E. Capital shares issued and redeemed were:

	Year Ended October 31,
	2018	2017
	Shares	Shares
	(000)	(000)
Issued	12,393	3,295
Issued in Lieu of Cash Distributions	2,279	2,953
Redeemed	(7,499)	(7,286)
Net Increase (Decrease) in Shares Outstanding	7,173	(1,038)

15

Diversified Equity Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

					Current Period Transactions
	Oct. 31,		Proceeds	Realized				Oct. 31,
	2017		from	Net	Change in		Capital Gain	2018
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market
Liquidity Fund	—	NA1	NA1	—	—	1	—	—
Vanguard Capital
Value Fund	70,852	18,646	557	(13)	(3,207)	1,429	—	85,721
Vanguard
Explorer Fund	144,428	48,896	24,282	1,967	(1,599)	669	15,359	169,410
Vanguard Growth
and Income Fund	287,833	67,006	15,952	576	2,504	4,188	12,102	341,967
Vanguard Mid-
Cap Growth Fund	72,557	15,103	6,985	529	3,485	258	2,246	84,689
Vanguard Morgan
Growth Fund	217,059	58,482	20,411	1,489	(36)	1,845	14,992	256,583
Vanguard U.S.
Growth Fund	217,205	57,422	28,132	3,286	8,394	836	9,718	258,175
Vanguard
Windsor Fund	214,573	66,120	7,760	(59)	(16,783)	3,671	5,931	256,091
Vanguard
Windsor II Fund	214,804	71,297	20,319	(87)	(9,386)	4,353	13,289	256,309
Total	1,439,311	402,972	124,398	7,688	(16,628)	17,250	73,637	1,708,945
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no events or transactions occurred subsequent to October 31, 2018, that would require recognition or disclosure in these financial statements.

16

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Trustees’ Equity Fund and Shareholders of Vanguard Diversified Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets and statement of assets and liabilities of Vanguard Diversified Equity Fund (one of the funds constituting Vanguard Trustees’ Equity Fund, referred to hereafter as the “Fund”) as of October 31, 2018, the related statement of operations for the year ended October 31, 2018, the statement of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for each of the five years in the period ended October 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by agreement to the underlying ownership records of the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 13, 2018

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

17

Special 2018 tax information (unaudited) for Vanguard Diversified Equity Fund

This information for the fiscal year ended October 31, 2018, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed 61,571,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

The fund distributed $17,036,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 74.5% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

18

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2018. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Diversified Equity Fund
Periods Ended October 31, 2018
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	6.55%	10.16%	13.42%
Returns After Taxes on Distributions	5.04	8.58	12.40
Returns After Taxes on Distributions and Sale of Fund Shares	4.65	7.70	11.04

19

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A typical fund’s expenses are expressed as a percentage of its average net assets. The Diversified Equity Fund has no direct expenses, but bears its proportionate share of the costs for the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets.

The following examples are intended to help you understand the ongoing cost (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for the Diversified Equity Fund.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

20

Six Months Ended October 31, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Diversified Equity Fund	4/30/2018	10/31/2018	Period
Based on Actual Fund Return	$1,000.00	$1,065.50	$1.87
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.39	1.84

The calculations are based on acquired fund fees and expenses charged by the underlying mutual funds in which the Diversified Equity Fund invests. The Diversified Equity Fund’s annualized expense figure for the period is 0.36%. The dollar amounts shown as ”Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

21

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Acquired Fund Fees and Expenses. Funds that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

22

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

23

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

24

This page intentionally left blank.

This page intentionally left blank.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 211 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustees1

F. William McNabb III

Born in 1957. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2010–present) of Vanguard and of each of the investment companies served by Vanguard, trustee (2009–present) of each of the investment companies served by Vanguard, and director (2008–present) of Vanguard. Chief executive officer and president (2008–2017) of Vanguard and each of the investment companies served by Vanguard, managing director (1995–2008) of Vanguard, and director (1997–2018) of Vanguard Marketing Corporation. Director (2018–present) of UnitedHealth Group.

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) of the Children’s Hospital of Philadelphia.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Lead director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

1 Mr. McNabb and Mr. Buckley are considered “interested persons,” as defined in the Investment Company Act of 1940, because they are officers of the Vanguard funds.

JoAnn Heffernan Heisen

Born in 1950. Trustee since July 1998. Principal occupation(s) during the past five years and other experience: corporate vice president of Johnson & Johnson (pharmaceuticals/medical devices/consumer products) and member of its executive committee (1997–2008). Chief global diversity officer (retired 2008), vice president and chief information officer (1997–2006), controller (1995–1997), treasurer (1991–1995), and assistant treasurer (1989–1991) of Johnson & Johnson. Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation. Member of the advisory board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education. Director of the V Foundation for Cancer Research. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of advisors for Spruceview Capital Partners, and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Overseer of the Museum of Fine Arts Boston.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director of i(x) Investments, LLC.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the Board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Brian Dvorak

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2017–present) of Vanguard and each of the investment companies served by Vanguard. Assistant vice president (2017–present) of Vanguard Marketing Corporation. Vice president and director of Enterprise Risk Management (2011–2013) at Oppenheimer Funds, Inc.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

Vanguard Senior Management Team

Joseph Brennan	Chris D. McIsaac
Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600 Valley Forge, PA 19482-2600
Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	Source for Bloomberg Barclays indexes: Bloomberg
Direct Investor Account Services > 800-662-2739	Index Services Limited. Copyright 2018, Bloomberg. All
Institutional Investor Services > 800-523-1036	rights reserved.
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review information about your fund on the
SEC’s website, and you can receive copies of this
information, for a fee, by sending a request via email
addressed to publicinfo@sec.gov.
© 2018 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q6080 122018

Annual Report | October 31, 2018

Vanguard Emerging Markets Select
Stock Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
CEO’s Perspective.	3
Advisors’ Report.	5
Fund Profile.	11
Performance Summary.	13
Financial Statements.	15
Your Fund’s After-Tax Returns.	33
About Your Fund’s Expenses.	34
Trustees Approve Advisory Arrangements.	36
Glossary.	38

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

Your Fund’s Performance at a Glance

• For the 12 months ended October 31, 2018, Vanguard Emerging Markets Select Stock Fund returned –11.39%. That performance trailed the –10.88% return of the benchmark, the FTSE Emerging Index, but exceeded the average return of peer funds.

• Among markets represented in the fund, China, South Africa, and Russia produced some of the strongest returns on a relative basis, while Taiwan, Qatar, and South Korea detracted most from performance.

• Stock selection was positive in six of the fund’s 11 industry sectors. Energy, communication services, and consumer discretionary stocks drove relative performance; financials, information technology, consumer staples, and materials detracted.

• From its inception on June 27, 2011, through October 31, 2018, the fund had an average annual return of 1%, outperforming both its benchmark and the average performance of its industry peers.

Total Returns: Fiscal Year Ended October 31, 2018
Total
Returns
Vanguard Emerging Markets Select Stock Fund	-11.39%
FTSE Emerging Index	-10.88
Emerging Markets Funds Average	-13.63
Emerging Markets Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Total Returns: Inception Through October 31, 2018
Average
Annual Return
Emerging Markets Select Stock Fund (Returns since inception: 6/27/2011)	1.00%
FTSE Emerging Index	0.50
Emerging Markets Funds Average	-0.33
Emerging Markets Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Emerging Markets Select Stock Fund	0.92%	1.44%

The fund expense ratio shown is from the prospectus dated February 22, 2018, and represents estimated costs for the current fiscal year. For the fiscal year ended October 31, 2018, the fund’s expense ratio was 0.94%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2017.

Peer group: Emerging Markets Funds.

CEO’s Perspective

Tim Buckley
President and Chief Executive Officer

Dear Shareholder,

Over the years, I’ve found that prudent investors exhibit a common trait: discipline. No matter how the markets move or what new investing fad hits the headlines, those who stay focused on their goals and tune out the noise are set up for long-term success.

The prime gateway to investing is saving, and you don’t usually become a saver without a healthy dose of discipline. Savers make the decision to sock away part of their income, which means spending less and delaying gratification, no matter how difficult that may be.

Of course, disciplined investing extends beyond diligent saving. The financial markets, in the short term especially, are unpredictable; I have yet to meet the investor who can time them perfectly. It takes discipline to resist the urge to go all-in when markets are frothy or to retreat when things look bleak.

Staying put with your investments is one strategy for handling volatility. Another, rebalancing, requires even more discipline because it means steering your money away from strong performers and toward poorer performers.

Patience—a form of discipline—is also the friend of long-term investors. Higher returns are the potential reward for weathering the market’s turbulence and uncertainty.

We have been enjoying one of the longest bull markets in history, but it won’t continue forever. Prepare yourself now for how you will react when volatility comes back. Don’t panic. Don’t chase returns or look for answers outside the asset classes you trust. And be sure to rebalance periodically, even when there’s turmoil.

Whether you’re a master of self-control, get a boost from technology, or work with a professional advisor, know that discipline is necessary to get the most out of your investment portfolio. And know that Vanguard is with you for the entire ride.

Thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley
President and Chief Executive Officer
November 16, 2018

Market Barometer
		Average Annual Total Returns
		Periods Ended October 31, 2018
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	6.98%	11.31%	11.05%
Russell 2000 Index (Small-caps)	1.85	10.68	8.01
Russell 3000 Index (Broad U.S. market)	6.60	11.27	10.81
FTSE All-World ex US Index (International)	-7.99	4.57	2.01

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-2.05%	1.04%	1.83%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	-0.51	1.90	3.25
FTSE Three-Month U. S. Treasury Bill Index	1.67	0.86	0.52

CPI
Consumer Price Index	2.52%	2.07%	1.60%

Advisors’ Report

For the 12 months ended October 31, 2018, Vanguard Emerging Markets Select Stock Fund returned –11.39%. Your fund is managed by four independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct yet complementary investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the accompanying table. The advisors have also prepared a discussion of the investment environment that existed during the fiscal year and of how portfolio positioning reflects this assessment.

Please note that M&G Investment Management Limited is no longer managing a portion of your fund. The assets managed by the firm have been allocated to Baillie Gifford Overseas Ltd.

These comments were prepared on November 17, 2018.

Oaktree Capital Management, L.P.

Portfolio Managers: Frank J. Carroll III, Managing Director and Co-Head of Emerging Markets Equities

Timothy D. Jensen, Managing Director and Co-Head of Emerging Markets Equities

Volatility marked the performance of emerging markets equities during the 12 months. Growth stocks outperformed value stocks through the end of 2017; the information technology sector led the index. A rotation out of growth and into value began in January and strengthened later in the fiscal year. The volatility spiked in February, and equity markets became increasingly macro-driven. Russia performed well and received significant positive earnings revisions during the period, despite noise about U.S. sanctions. China posted solid performance until trade tensions hit the equity and currency markets after the U.S. implemented tariffs in June. Brazil’s returns were strong through the first half of the fiscal year but slipped amid a truckers’ strike and heightened political uncertainty. A rebound occurred in October when the market-friendly presidential candidate was elected. Turkey was the worst-performing country because of its large current account deficit and a depreciating lira.

Stock selection in India, Brazil, and China helped performance, as did our overweight allocations to Brazil and Russia. Compared with the index, our exposure to South Korea and stock selection in Taiwan detracted. By sector, selection among information technology, energy, consumer discretionary, and industrial stocks had a positive effect, while selection among consumer staples, financials, and communication services detracted. Our overweight allocation to energy helped drive relative performance, along with underweight exposures to communication services and Chinese internet names.

We acknowledge that there is significant macroeconomic uncertainty because of protectionism and tighter monetary policy, but we believe emerging markets have already absorbed extensive selling. Taking a longer-term view, corporate governance trends have been positive in most markets, and capital returns to investors have increased. We remain constructive and continue to conduct vigorous bottom-up research in order to construct a portfolio of good companies with solid management and strong balance sheets at attractive valuations.

Pzena Investment Management, LLC

Portfolio Managers: Caroline Cai, CFA, Principal

Allison Fisch, Principal

John P. Goetz, Managing Principal and Co-Chief Investment Officer

Emerging-market equities were volatile over the last year and continue to face challenges in a rising U.S. dollar and rate environment.

Hon Hai Precision Industry, our portfolio’s largest detractor, traded down with the information technology sector. But the company also reported lower-than-expected margins, likely attributable to higher expenses related to iPhone production and a more muted iPhone unit growth outlook. We continue to hold this position.

Akbank, a leading Turkish bank, detracted as deteriorating macroeconomic conditions in the country led to a decline in the lira and investors assessed the potential increase in bank funding costs. Although Akbank is highly sensitive to the Turkish macroeconomy, we believe it is a great operator with a solid earnings history and the strongest balance sheet among its peers; we added to this position.

Russian energy positions Lukoil and Rosneft performed strongly, benefiting from rising crude oil prices. Investors also were encouraged by their improving capital return policy to shareholders, including share buybacks. Pharmaceutical manufacturer China Shineway also contributed, helped by stronger sales volume and profit improvement through several self-help initiatives. We sold this position as it reached fair value.

Our largest sector exposures are in financials and information technology; on a regional basis, we are most exposed to North Asia. In financials, we exited positions in Alpha Bank (Greece) and Bank of Baroda (India) on strength and reallocated to more attractively valued Indian banks Punjab National Bank and ICICI Bank, and Siam Commercial Bank in Thailand. We increased our exposure to information technology by adding Realtek Semiconductor, a Taiwan-based “fabless” semiconductor company. (Fabless manufacturers design and sell semiconductor chips but outsource their fabrication.)

One of the biggest additions to the portfolio was Huadian Power International, a large Chinese coal utility. Finally, we exited Gazprom, a major Russian energy company, because of its questionable capital discipline.

Wellington Management Company llp

Portfolio Managers: Mary Pryshlak, CFA,

Senior Managing Director and Director, Global Industry Research

Mark Mandel, CFA, Senior Managing Director and Director, Global Industry Research

Emerging-market equities declined in U.S. dollar terms, as measured by the FTSE Emerging Index, during the 12 months. Ten of the index’s 11 sectors posted negative returns, led by consumer discretionary, communication services, and real estate. Energy was the lone positive sector.

Negative security selection in materials, information technology, and industrials hurt results. Bharti Infratel, an Indian telecom tower infrastructure services provider; Bank of Baroda, a state-owned Indian international banking and financial services company; and Cemex LatAm, a Columbian cement producer, weighed most prominently on returns.

Bharti Infratel detracted most, declining 44%. The company reported a drop in net profit in the fiscal first quarter, caused mainly by ongoing consolidation of networks and spectrum among carriers.

Bank of Baroda’s stock price dropped over 42% during the 12 months. The Indian government announced that the bank would merge with two other state-owned banks, Vijaya Bank and Dena Bank, to create India’s third-largest lender as part of an effort to revive credit and economic growth. However, we view the merger unfavorably, as Dena Bank has a large book of nonperforming loans and has recently seen losses double. We eliminated our position.

Cemex LatAm performed poorly after posting a series of weak results. Political uncertainty over presidential elections, declining cement shipments in Colombia, and continued efforts to increase prices, which likely led to market-share loss, hurt the company. Looking ahead, we believe the residential sector will stabilize later this year, and we expect infrastructure volumes to recover thanks to two major projects in Bogotá.

Positive stock selection in utilities and heath care partially offset those negative results. Lukoil, a leading multinational oil producer and distributor based in Russia, was among the top contributors. Lukoil shares were aided by the company’s pledge to return 50% of all free cash flow generated, in the form of buybacks, as long as the price of oil exceeded $50 a barrel.

Despite tougher macroeconomic and regulatory changes in China, Ping An Insurance produced very strong results. The company has shown solid progress in reducing bad debt and off-balance-sheet assets, continuing to cross-sell effectively, and growing its client base through enhanced technology usage.

Our decision not to own electronics manufacturing services provider Hon Hai Precision Industry (also known as Foxconn Technology Group) also contributed to relative results, as the company’s stock price declined. The company is a key supplier and assembler for Apple, and the stock has suffered because of weaker-than-expected new iPhone sales.

Baillie Gifford Overseas Ltd.

Portfolio Managers: Richard Sneller,

Head of Emerging Markets Equities Andrew Stobart Mike Gush

We were delighted to be appointed to manage a portfolio of the Emerging Markets Select Stock Fund during the year. We have been managing active growth portfolios in emerging markets since 1994 and have found the most persistent source of alpha to be those companies that can grow their profits faster than the market, in hard currency terms, over the long term. Our approach is focused on finding these companies.

Our view on the emerging markets asset class is positive, and this is reflected in relatively broad portfolio positioning.

We believe the opportunity set for active investors in emerging markets has broadened over the last two years, as global growth has improved (with many emerging markets accelerating) and commodity-dependent economies showing signs of recovery.

Most important, we see several examples of strong operational performance at companies across a range of industries. Our enthusiasm spans several areas, including energy, where we have large positions in companies such as CNOOC (China) and Reliance Industries (India); financials, with large positions in Sberbank (Russia) and HDFC Bank (India); and information technology, where we remain optimistic about the prospects for TSMC (Taiwan) and Samsung (South Korea).

Against this backdrop, sentiment toward emerging markets has clearly deteriorated for much of 2018, as worries about the impact of a strong U.S. dollar intensify and the China/U.S. trade wars cause uncertainty. It is worth noting that for the seven largest emerging markets in the index, the level of dollar debt is less than 10% of GDP on average.

Since we have started managing the portfolio, holdings in Brazil such as Banco Bradesco and Petrobras have helped performance, while weakness in shares of Premier Oil and Cemex detracted. Given our long-term approach, we don’t tend to draw conclusions from performance over a short period.

Vanguard Emerging Markets Select Stock Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Oaktree Capital Management,	26	146	Seeks securities that have been undervalued by
L.P.			investors. Oaktree’s investment process is driven by
			bottom-up research, which includes extensive travel
			to meet company management and maintaining
			in-house models focused on deriving reliable
			cash-flow projections.
Pzena Investment	25	143	Uses a deep-value approach that focuses on the most
Management, LLC			undervalued companies based on price-to-normalized
			earnings. The firm believes that this value philosophy
			works well globally and is especially effective in
			emerging markets because of generally wider
			valuation spreads.
Wellington Management	25	141	Allocates the assets in its portion of the fund to a
Company LLP			team of global analysts who seek to add value
			through in-depth fundamental research and
			understanding of their industries. By covering the
			same companies over a period of many years, these
			investment professionals gain comprehensive insight
			to guide decisions for their subportfolios.
Baillie Gifford Overseas Ltd.	20	115	Believes that companies that can sustainably grow
			their business and increase earnings faster than
			market average will perform best. Stock selection is
			driven by bottom-up, fundamental analysis, focusing
			on a company’s potential over a meaningful time
			period, typically three to five years and beyond.
Cash Investments	4	19	These short-term reserves are invested by Vanguard
			in equity index products to simulate investment in
			stocks. Each advisor may also maintain a modest
			cash position.

Emerging Markets Select Stock Fund

Fund Profile
As of October 31, 2018

Portfolio Characteristics
			MSCI
			AC
		FTSE	World
		Emerging	Index
	Fund	Index ex USA
Number of Stocks	300	1,017	2,162
Median Market Cap	$24.9B	$21.2B	$32.1B
Price/Earnings Ratio	10.7x	12.2x	12.7x
Price/Book Ratio	1.3x	1.7x	1.6x
Return on Equity	14.5%	17.0%	12.6%
Earnings Growth
Rate	6.2%	13.5%	8.7%
Dividend Yield	2.9%	2.9%	3.2%
Turnover Rate	76%	—	—
Ticker Symbol	VMMSX	—	—
Expense Ratio[1]	0.92%	—	—
Short-Term Reserves	1.4%	—	—

Sector Diversification (% of equity exposure)
Fund
Communication Services	9.8%
Consumer Discretionary	10.3
Consumer Staples	4.9
Energy	12.8
Financials	27.3
Health Care	1.1
Industrials	4.0
Information Technology	14.7
Materials	8.9
Real Estate	1.5
Utilities	4.7

Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

Volatility Measures
		MSCI AC
	FTSE	World
	Emerging	Index
	Index	ex USA
R-Squared	0.96	0.78
Beta	0.98	1.15

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Taiwan Semiconductor
Manufacturing Co. Ltd.	Semiconductors	4.3%
Tencent Holdings Ltd.	Interactive Media &
	Services	3.8
Alibaba Group Holding	Internet & Direct
Ltd.	Marketing Retail	2.4
Petroleo Brasileiro SA	Integrated Oil & Gas	2.3
LUKOIL PJSC	Integrated Oil & Gas	2.1
China Construction Bank
Corp.	Diversified Banks	2.0
Ping An Insurance Group Life & Health
Co. of China Ltd.	Insurance	2.0
CNOOC Ltd.	Oil & Gas Exploration
	& Production	2.0
Samsung Electronics	Technology
Co. Ltd.	Hardware, Storage, &
	Peripherals	1.9
ICICI Bank Ltd.	Diversified Banks	1.6
Top Ten		24.4%

The holdings listed exclude any temporary cash investments and equity index products.

Allocation by Region (% of equity exposure)

1 The expense ratio shown is from the prospectus dated February 22, 2018, and represents estimated costs for the current fiscal year. For the fiscal year ended October 31, 2018, the fund’s expense ratio was 0.94%.

Emerging Markets Select Stock Fund

Market Diversification (% of equity exposure)
			MSCI AC
		FTSE	World
		Emerging	Index
	Fund	Index	ex USA
Europe
United Kingdom	2.3%	0.0%	12.1%
Other	0.9	0.4	30.9
Subtotal	3.2%	0.4%	43.0%
Pacific
South Korea	8.5%	0.0%	3.4%
Hong Kong	2.6	0.0	2.5
Other	0.9	0.0	22.6
Subtotal	12.0%	0.0%	28.5%
Emerging Markets
China	29.7%	32.6%	7.0%
Taiwan	9.8	13.5	2.9
India	9.7	11.1	2.1
Brazil	9.5	9.7	2.0
Russia	6.9	4.5	0.8
South Africa	3.8	7.3	1.4
Thailand	2.6	3.8	0.6
Indonesia	2.1	2.3	0.5
Mexico	2.1	3.6	0.7
Other	5.0	9.6	2.0
Subtotal	81.2%	98.0%	20.0%
North America
United States	3.3%	0.0%	0.4%
Other	0.3	0.0	6.6
Subtotal	3.6%	0.0%	7.0%
Middle East	0.0%	0.0%	0.2%
Other	0.0%	1.6%	1.3%

Emerging Markets Select Stock Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: June 27, 2011, Through October 31, 2018
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended October 31, 2018
			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(6/27/2011)	Investment
Emerging Markets Select Stock Fund	-11.39%	0.83%	1.00%	$10,759
FTSE Emerging Index	-10.88	1.08	0.50	10,372
Emerging Markets Funds Average	-13.63	-0.26	-0.33	9,760
MSCI All Country World Index ex USA	-7.80	2.10	3.42	12,799

Emerging Markets Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

Emerging Markets Select Stock Fund

Fiscal-Year Total Returns (%): June 27, 2011, Through October 31, 2018

Average Annual Total Returns: Periods Ended September 30, 2018
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
Emerging Markets Select Stock
Fund	6/27/2011	-1.80%	3.39%	2.08%

Emerging Markets Select Stock Fund

Financial Statements

Statement of Net Assets
As of October 31, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov.

		Market
		Value•
	Shares	($000)
Common Stocks (95.0%)[1]
Argentina (0.3%)
* YPF SA ADR	89,163	1,337
Banco Macro SA ADR	10,914	488
		1,825
Brazil (8.9%)
Petroleo Brasileiro SA
ADR Preference Shares	397,834	5,896
Itau Unibanco Holding
SA ADR	361,618	4,762
Petroleo Brasileiro SA
ADR	291,434	4,736
Banco Bradesco SA ADR	484,265	4,441
Vale SA Class B ADR	230,698	3,483
*,^ BRF SA ADR	567,828	3,361
Telefonica Brasil SA ADR	288,946	3,352
Itau Unibanco Holding SA
Preference Shares	214,048	2,833
Cia de Saneamento
Basico do Estado de
Sao Paulo	329,289	2,473
Petroleo Brasileiro SA
Preference Shares	275,500	2,045
Banco Bradesco SA
Preference Shares	182,900	1,686
Cia de Saneamento do
Parana	110,720	1,537
Petrobras Distribuidora SA	228,745	1,474
CVC Brasil Operadora e
Agencia de Viagens SA	96,056	1,461
Lojas Renner SA	119,945	1,212
Gerdau SA Preference
Shares	220,900	965
B3 SA - Brasil Bolsa
Balcao	109,400	780
Kroton Educacional SA	246,900	758
Localiza Rent a Car SA	81,200	627
Ultrapar Participacoes SA	51,700	615

	Magazine Luiza SA	12,200	553
	Braskem SA Preference
	Shares	26,100	366
	Randon Participacoes
	SA Preference Shares	121,500	259
	Atacadao Distribuicao
	Comercio e Industria
	Ltda	59,900	245
	Petroleo Brasileiro SA	25,600	209
			50,129
Canada (0.3%)
*	Valeura Energy Inc.	243,300	750
	Lundin Mining Corp.	170,000	699
			1,449
China (27.8%)
	Tencent Holdings Ltd.	632,651	21,674
*	Alibaba Group Holding
	Ltd. ADR	93,436	13,294
	China Construction
	Bank Corp.	14,326,050	11,368
	Ping An Insurance
	Group Co. of China
	Ltd.	1,200,322	11,348
	CNOOC Ltd.	4,626,276	7,878
	Industrial & Commercial
	Bank of China Ltd.	10,662,882	7,234
	China Mobile Ltd.	651,000	6,098
	China Merchants Bank
	Co. Ltd.	1,345,000	5,194
	Lenovo Group Ltd.	7,326,000	4,672
	Dongfeng Motor Group
	Co. Ltd.	4,414,000	4,362
	China Shenhua Energy
	Co. Ltd.	1,682,500	3,807
	China Resources Power
	Holdings Co. Ltd.	2,070,000	3,642
	CNOOC Ltd. ADR	18,780	3,179

Emerging Markets Select Stock Fund

			Market
			Value•
		Shares	($000)
	China Longyuan Power
	Group Corp. Ltd.	4,173,380	3,176
	Huadian Power
	International Corp. Ltd.	7,982,000	3,028
	China Agri-Industries
	Holdings Ltd.	7,818,000	2,620
	China Oilfield Services
	Ltd.	2,673,736	2,495
*	Baidu Inc. ADR	12,758	2,425
	Guangzhou R&F
	Properties Co. Ltd.	1,410,400	2,227
	China Telecom Corp.
	Ltd.	4,628,980	2,190
	China Railway Group
	Ltd.	2,273,000	2,031
	Sinopharm Group Co.
	Ltd.	408,000	1,977
	China National Building
	Material Co. Ltd.	2,426,000	1,744
	China Pacific Insurance
	Group Co. Ltd.	415,300	1,550
	Anhui Conch Cement
	Co. Ltd.	298,000	1,545
	ENN Energy Holdings
	Ltd.	178,912	1,527
	China Dongxiang Group
	Co. Ltd.	9,032,000	1,395
*	Weibo Corp. ADR	23,400	1,381
	Grand Baoxin Auto
	Group Ltd.	6,169,000	1,346
	Longfor Group Holdings
	Ltd.	514,701	1,251
	Sunny Optical
	Technology Group Co.
	Ltd.	132,700	1,159
	Shimao Property
	Holdings Ltd.	583,136	1,149
*	Ctrip.com International
	Ltd. ADR	33,901	1,128
	China Vanke Co. Ltd.	357,000	1,102
*,^	Pinduoduo Inc. ADR	52,147	920
	ZTE Corp.	584,000	894
*,2	Jiangxi Ganfeng Lithium
	Co. Ltd.	548,573	884
	Shenzhou International
	Group Holdings Ltd.	74,000	820
	China Overseas Land &
	Investment Ltd.	222,296	699
	Dah Chong Hong
	Holdings Ltd.	2,037,903	691
	Geely Automobile
	Holdings Ltd.	350,000	674
	Ping An Bank Co. Ltd.
	Class A	408,000	642

	Datang International
	Power Generation Co.
	Ltd.	2,830,700	633
	China Petroleum &
	Chemical Corp.	767,682	625
*,§,2 Tianhe Chemicals Group
	Ltd.	4,142,000	618
	CIFI Holdings Group Co.
	Ltd.	1,446,885	607
	Haier Electronics Group
	Co. Ltd.	283,000	594
2	BAIC Motor Corp. Ltd.	949,500	536
	Shandong Weigao
	Group Medical Polymer
	Co. Ltd.	549,800	492
	Guangdong Investment
	Ltd.	250,848	449
	PetroChina Co. Ltd.	576,053	414
	Kingsoft Corp. Ltd.	273,000	388
	CSPC Pharmaceutical
	Group Ltd.	180,800	385
*,2	Innovent Biologics Inc.	171,000	362
	China Traditional
	Chinese Medicine
	Holdings Co. Ltd.	551,094	352
	Brilliance China
	Automotive Holdings
	Ltd.	364,000	319
	BBMG Corp.	1,083,000	300
	Shanghai Fosun
	Pharmaceutical Group
	Co. Ltd.	89,795	270
*,2	Ascletis Pharma Inc.	359,904	263
*	New Oriental Education
	& Technology Group
	Inc. ADR	4,187	245
*	Aluminum Corp. of
	China Ltd.	447,427	163
*,2	Ping An Healthcare and
	Technology Co. Ltd.	32,351	156
	China Resources
	Medical Holdings Co.
	Ltd.	221,300	153
	West China Cement Ltd.	960,200	143
*	BeiGene Ltd. ADR	1,100	139
	SSY Group Ltd.	60,000	51
			157,077
Colombia (0.2%)
*	CEMEX Latam Holdings
	SA	366,223	569
	Grupo Energia Bogota
	SA ESP	817,746	471
			1,040

Emerging Markets Select Stock Fund

			Market
			Value•
		Shares	($000)
Czech Republic (0.8%)
	CEZ AS	122,825	2,922
	Komercni banka as	35,700	1,355
			4,277
Greece (0.5%)
*	Alpha Bank AE	1,119,691	1,690
	Hellenic
	Telecommunications
	Organization SA	62,387	695
	Hellenic Petroleum SA	85,964	681
			3,066
Hong Kong (2.5%)
	Want Want China
	Holdings Ltd.	2,772,000	1,983
	AIA Group Ltd.	248,301	1,889
	Pacific Basin Shipping
	Ltd.	7,646,975	1,676
	Galaxy Entertainment
	Group Ltd.	271,000	1,471
	Stella International
	Holdings Ltd.	1,374,500	1,379
2	Samsonite International
	SA	412,202	1,189
*	MMG Ltd.	2,405,400	907
	Singamas Container
	Holdings Ltd.	5,455,077	877
	Precision Tsugami China
	Corp. Ltd.	711,000	650
	Minth Group Ltd.	184,000	598
	AMVIG Holdings Ltd.	1,777,578	444
	Texwinca Holdings Ltd.	1,043,000	355
	Microport Scientific
	Corp.	284,037	339
*	Pentamaster
	International Ltd.	1,268,681	152
	SITC International
	Holdings Co. Ltd.	161,000	118
	China Mengniu Dairy
	Co. Ltd.	31,000	92
			14,119
Hungary (0.6%)
	OTP Bank Nyrt	100,005	3,593

India (9.1%)
	Reliance Industries Ltd.	589,296	8,460
	ICICI Bank Ltd. ADR	529,289	5,023
*	State Bank of India	1,152,029	4,384
	ICICI Bank Ltd.	886,748	4,253
	Housing Development
	Finance Corp. Ltd.	138,435	3,312
	Infosys Ltd. ADR	237,885	2,253
	NTPC Ltd.	913,565	1,972

	Tata Consultancy
	Services Ltd.	73,397	1,924
	Mahindra & Mahindra
	Ltd.	164,567	1,706
	NHPC Ltd.	4,575,851	1,508
	Indiabulls Housing
	Finance Ltd.	115,484	1,303
*	Punjab National Bank	1,293,241	1,288
	Bharti Infratel Ltd.	347,423	1,264
	HDFC Bank Ltd. ADR	13,885	1,234
	Godrej Consumer
	Products Ltd.	114,682	1,127
	Maruti Suzuki India Ltd.	11,289	1,010
	Ambuja Cements Ltd.	372,700	995
	Varun Beverages Ltd.	69,353	765
	Marico Ltd.	171,379	745
	Jubilant Foodworks Ltd.	50,016	734
*	Westlife Development
	Ltd.	154,379	676
	Power Grid Corp. of
	India Ltd.	259,627	653
	Asian Paints Ltd.	36,693	611
	Bharat Electronics Ltd.	470,917	592
	Indraprastha Gas Ltd.	158,317	573
	UltraTech Cement Ltd.	11,940	565
	Oberoi Realty Ltd.	95,232	546
2	ICICI Prudential Life
	Insurance Co. Ltd.	111,020	499
	TAKE Solutions Ltd.	203,228	446
*	Tata Motors Ltd. Class A	235,418	311
	ACC Ltd.	16,142	300
*,2	Tejas Networks Ltd.	44,972	155
			51,187
Indonesia (2.0%)
	Bank Rakyat Indonesia
	Persero Tbk PT	17,340,100	3,599
	Bank Mandiri Persero
	Tbk PT	4,929,800	2,215
	Bank Central Asia Tbk
	PT	929,480	1,447
	Bank Danamon
	Indonesia Tbk PT	2,950,300	1,442
	Semen Indonesia
	Persero Tbk PT	2,427,600	1,440
	Hanjaya Mandala
	Sampoerna Tbk PT	2,700,000	665
	Mitra Adiperkasa Tbk
	PT	6,953,040	366
	Sarana Menara
	Nusantara Tbk PT	4,188,230	133
			11,307
Japan (0.2%)
	Nexon Co. Ltd.	94,724	1,080

Emerging Markets Select Stock Fund

			Market
			Value•
		Shares	($000)
	Kenya (0.1%)
	Equity Group Holdings
	Ltd.	768,500	296

	Luxembourg (0.2%)
	Tenaris SA ADR	43,731	1,278

	Malaysia (0.4%)
	Genting Malaysia Bhd.	2,053,300	2,205
	Inari Amertron Bhd.	472,941	222
			2,427
	Mexico (1.9%)
	Grupo Financiero
	Banorte SAB de CV	526,014	2,894
*	Cemex SAB de CV ADR	532,443	2,684
	America Movil SAB de
	CV	1,564,900	1,133
	Wal-Mart de Mexico
	SAB de CV	439,600	1,123
	Gruma SAB de CV
	Class B	81,760	853
	Alfa SAB de CV Class A	740,500	780
*	Alpek SAB de CV	460,973	607
	Grupo Mexico SAB de
	CV Class B	179,800	415
	Mexichem SAB de CV	141,679	374
			10,863
	Pakistan (0.2%)
	United Bank Ltd.	1,000,205	1,133

	Peru (0.2%)
	Credicorp Ltd.	4,665	1,053

	Philippines (0.1%)
*,2	CEMEX Holdings
	Philippines Inc.	8,700,942	345
	Pilipinas Shell Petroleum
	Corp.	360,551	328
	LT Group Inc.	568,500	154
			827
	Poland (0.2%)
*	KGHM Polska Miedz SA	41,791	945

	Portugal (0.1%)
	Galp Energia SGPS SA	39,672	690

	Russia (6.5%)
	Lukoil PJSC ADR	156,793	11,690
	Sberbank of Russia
	PJSC ADR	679,138	7,991
	MMC Norilsk Nickel
	PJSC ADR	475,586	7,874
	Rosneft Oil Co. PJSC
	GDR	767,580	5,378

	Sberbank of Russia PJSC	415,264	1,194
	Magnit PJSC GDR	68,082	907
	PhosAgro PJSC GDR	59,074	772
	Inter RAO UES PJSC	9,341,219	565
	Public Joint Stock
	Gazprom Neft ADR	12,889	383
	Tatneft PAO Preference
	Shares	28,190	224
			36,978
Singapore (0.7%)
	Wilmar International Ltd. 1,626,800		3,716
*	Ezion Holdings Ltd.
	Warrants Exp.
	04/16/2023	2,242,476	—
			3,716
South Africa (3.6%)
	Reunert Ltd.	568,327	3,071
	Sasol Ltd.	79,633	2,602
	Naspers Ltd.	13,170	2,310
	AngloGold Ashanti Ltd.
	ADR	234,942	2,211
	FirstRand Ltd.	417,807	1,825
	Shoprite Holdings Ltd.	131,661	1,607
	Foschini Group Ltd.	133,749	1,464
	Nedbank Group Ltd.	72,965	1,233
	Old Mutual Ltd.	804,366	1,213
*	Nampak Ltd.	676,433	682
	MTN Group Ltd.	110,912	644
	Vodacom Group Ltd.	63,164	533
*	PPC Ltd.	929,383	375
	Aspen Pharmacare
	Holdings Ltd.	30,895	327
			20,097
South Korea (8.1%)
	Samsung Electronics
	Co. Ltd.	236,741	8,863
	Hana Financial Group Inc.	132,602	4,467
	Hyundai Motor Co.	43,380	4,063
	DB Insurance Co. Ltd.	63,227	3,986
*	Hyundai Heavy Industries
	Co. Ltd.	31,970	3,517
	POSCO	11,266	2,579
	Shinhan Financial Group
	Co. Ltd.	58,330	2,172
*	Samsung Heavy
	Industries Co. Ltd.	329,823	2,023
	KB Financial Group Inc.	46,380	1,931
	LG Chem Ltd.	6,148	1,879
	Samsung Electronics Co.
	Ltd. Preference Shares	50,874	1,605
	Amorepacific Corp.	9,582	1,295
	NCSoft Corp.	2,984	1,128
	Samsung Fire & Marine
	Insurance Co. Ltd.	4,219	1,032

Emerging Markets Select Stock Fund

			Market
			Value•
		Shares	($000)
	Doosan Bobcat Inc.	25,536	792
	Hyundai Marine & Fire
	Insurance Co. Ltd.	20,398	750
	S-Oil Corp.	6,585	719
	CJ CheilJedang Corp.	2,171	619
	Orion Corp.	7,337	614
2	Netmarble Corp.	5,585	552
	NAVER Corp.	5,140	518
	LG Chem Ltd. Preference
	Shares	2,251	395
*	Hugel Inc.	723	175
			45,674
Taiwan (9.2%)
	Taiwan Semiconductor
	Manufacturing Co. Ltd.	2,014,909	15,127
	Taiwan Semiconductor
	Manufacturing Co. Ltd.
	ADR	243,704	9,285
	Hon Hai Precision
	Industry Co. Ltd.	2,655,886	6,761
	Compal Electronics Inc.	7,716,000	4,262
	United Microelectronics
	Corp.	7,621,600	2,904
	Realtek Semiconductor
	Corp.	683,000	2,750
	Globalwafers Co. Ltd.	148,718	1,184
	E.Sun Financial Holding
	Co. Ltd.	1,548,992	1,029
	MediaTek Inc.	135,000	997
	Largan Precision Co. Ltd.	9,062	990
	Sino-American Silicon
	Products Inc.	393,416	737
	Airtac International Group	81,738	705
	Gourmet Master Co. Ltd.	91,486	555
	Pegatron Corp.	295,000	539
*	PChome Online Inc.	106,700	488
	Eclat Textile Co. Ltd.	39,000	464
	Elite Material Co. Ltd.	224,994	451
	Wafer Works Corp.	265,271	270
	Catcher Technology Co.
	Ltd.	24,945	252
	Chroma ATE Inc.	64,997	229
	Walsin Technology Corp.	50,987	215
	Formosa Sumco
	Technology Corp.	55,620	191
	ASPEED Technology Inc.	12,686	187
	Yageo Corp.	17,408	179
	LandMark Optoelectronics
	Corp.	21,464	143
	Silergy Corp.	10,897	139
	Bizlink Holding Inc.	21,884	117
	Vanguard International
	Semiconductor Corp.	57,831	107

	Getac Technology Corp.	90,223	106
	Global Unichip Corp.	13,181	90
	Voltronic Power
	Technology Corp.	5,430	88
*	Pan Jit International Inc.	117,000	85
	Hota Industrial
	Manufacturing Co. Ltd.	14,979	63
			51,689
Thailand (2.4%)
	Siam Commercial Bank
	PCL	1,009,500	4,189
	Bangkok Bank PCL	415,900	2,600
	Charoen Pokphand
	Foods PCL (Foreign)	2,983,700	2,274
	Kasikornbank PCL	304,700	1,834
	Thai Oil PCL (Foreign)	693,200	1,773
*	Precious Shipping PCL	2,086,777	727
	PTT PCL (Foreign)	121,400	187
			13,584
Turkey (0.8%)
	Akbank T. A. S.	2,283,895	2,701
	Tupras Turkiye Petrol
	Rafinerileri AS	30,102	710
	Turkiye Garanti Bankasi
	AS	464,192	584
	KOC Holding AS	149,807	418
			4,413
United Arab Emirates (0.7%)
	Union National Bank
	PJSC	2,440,749	3,160
	Abu Dhabi National Oil
	Co. for Distribution
	PJSC	805,804	486
	Dubai Financial Market
	PJSC	2,048,666	484
			4,130
United Kingdom (2.2%)
	Standard Chartered plc	477,308	3,345
	Anglo American plc	77,355	1,651
*	Premier Oil plc	1,134,613	1,557
	Antofagasta plc	139,024	1,392
	KAZ Minerals plc	191,936	1,267
	Coca-Cola HBC AG	38,695	1,143
*	Bank of Cyprus Holdings
	plc	414,614	822
*	Petra Diamonds Ltd.	774,771	388
	Commercial International
	Bank Egypt SAE GDR	84,362	367
	Hikma Pharmaceuticals
	plc	10,630	258
2	Vivo Energy plc	175,247	257
			12,447

Emerging Markets Select Stock Fund

			Market
			Value•
		Shares	($000)
	United States (4.2%)
3	Vanguard FTSE Emerging
	Markets ETF	165,008	6,247
	Genpact Ltd.	99,043	2,715
	Millicom International
	Cellular SA	42,041	2,372
*	Azul SA ADR	78,381	1,911
*	Yandex NV Class A	62,777	1,892
	Cognizant Technology
	Solutions Corp. Class A	26,803	1,850
	Yum China Holdings Inc.	47,972	1,731
*	Flex Ltd.	207,226	1,629
	MercadoLibre Inc.	3,869	1,256
	Southern Copper Corp.	22,098	847
	NXP Semiconductors NV	9,600	720
*	Sea Ltd. ADR	31,290	408
	Kulicke & Soffa Industries
	Inc.	9,154	186
			23,764
	Total Common Stocks
	(Cost $550,604)		536,153
Temporary Cash Investments (5.1%)[1]
	Money Market Fund (4.7%)
[4,5]	Vanguard Market
	Liquidity Fund, 2.308%	264,138	26,414

		Face
		Amount
		($000)
U. S. Government and Agency Obligations (0.4%)
6	United States Treasury
	Bill, 2.078%, 11/15/18	2,050	2,048
Total Temporary Cash Investments
	(Cost $28,460)		28,462
	Total Investments (100.1%)
	(Cost $579,064)		564,615
Other Assets and Liabilities (-0.1%)
	Other Assets		6,190
	Liabilities [5]		(6,485)
			(295)
	Net Assets (100%)
Applicable to 28,674,943 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			564,320
	Net Asset Value Per Share		$19.68

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers	531,954
Affiliated Issuers	32,661
Total Investments in Securities	564,615
Investments in Vanguard	32
Receivables for Investment Securities
Sold	1,648
Receivables for Accrued Income	642
Receivables for Capital Shares Issued	999
Variation Margin Receivable—Futures
Contracts	183
Other Assets [5]	2,686
Total Assets	570,805
Liabilities
Payables for Investment Securities
Purchased	1,062
Collateral for Securities on Loan	3,763
Payables to Investment Advisor	851
Payables for Capital Shares Redeemed	218
Payables to Vanguard	343
Other Liabilities	248
Total Liabilities	6,485
Net Assets	564,320

Emerging Markets Select Stock Fund

At October 31, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	569,412
Total Distributable Earnings (Loss)	(5,092)
Net Assets	564,320

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers.
The total value of securities on loan is $3,707,000.
§ Security value determined using significant unobservable inputs.
1 The fund invests a portion of its cash reserves in equity
markets through the use of index futures contracts. After
giving effect to futures investments, the fund’s effective
common stock and temporary cash investment positions
represent 98.0% and 2.1%, respectively, of net assets.
2 Security exempt from registration under Rule 144A of the
Securities Act of 1933. Such securities may be sold in
transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2018, the aggregate value of these securities was $5,816,000, representing 1.0% of
net assets.
3 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate
shown is the 7-day yield.
5 Includes $3,763,000 of collateral received for securities
on loan, of which $3,322,000 is held in Vanguard Market
Liquidity Fund and $441,000 is held in cash.
6 Securities with a value of $989,000 have been segregated
as initial margin for open futures contracts.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
MSCI Emerging Market Index	December 2018	354	16,934	(1,315)

See accompanying Notes, which are an integral part of the Financial Statements.

Emerging Markets Select Stock Fund

Statement of Operations

Year Ended
October 31, 2018
($000)
Investment Income
Income
Dividends—Unaffiliated Issuers[1]	18,365
Dividends—Affiliated Issuers	135
Interest—Unaffiliated Issuers	40
Interest—Affiliated Issuers	567
Securities Lending—Net	19
Total Income	19,126
Expenses
Investment Advisory Fees—Note B
Basic Fee	3,579
Performance Adjustment	312
The Vanguard Group—Note C
Management and Administrative	1,910
Marketing and Distribution	132
Custodian Fees	460
Auditing Fees	40
Shareholders’ Reports and Proxy	16
Trustees’ Fees and Expenses	1
Total Expenses	6,450
Expenses Paid Indirectly	(12)
Net Expenses	6,438
Net Investment Income	12,688
Realized Net Gain (Loss)
Investment Securities Sold—Unaffiliated Issuers	15,333
Investment Securities Sold—Affiliated Issuers	240
Futures Contracts	(1,242)
Foreign Currencies	(504)
Realized Net Gain (Loss)	13,827
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Unaffiliated Issuers	(102,546)
Investment Securities—Affiliated Issuers	(1,063)
Futures Contracts	(1,648)
Foreign Currencies	2
Change in Unrealized Appreciation (Depreciation)	(105,255)
Net Increase (Decrease) in Net Assets Resulting from Operations	(78,740)
1 Dividends are net of foreign withholding taxes of $1,980,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Emerging Markets Select Stock Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	12,688	9,673
Realized Net Gain (Loss)	13,827	18,865
Change in Unrealized Appreciation (Depreciation)	(105,255)	79,670
Net Increase (Decrease) in Net Assets Resulting from Operations	(78,740)	108,208
Distributions
Net Investment Income	(10,297)	(4,709)
Realized Capital Gain	—	—
Total Distributions	(10,297)	(4,709)
Capital Share Transactions
Issued	303,890	336,874
Issued in Lieu of Cash Distributions	9,303	4,315
Redeemed	(305,679)	(138,023)
Net Increase (Decrease) from Capital Share Transactions	7,514	203,166
Total Increase (Decrease)	(81,523)	306,665
Net Assets
Beginning of Period	645,843	339,178
End of Period	564,320	645,843

See accompanying Notes, which are an integral part of the Financial Statements.

Emerging Markets Select Stock Fund

Financial Highlights

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$22.56	$18.27	$16.48	$20.13	$20.37
Investment Operations
Net Investment Income	. 414[1]	.413[1]	.234	.290	.264
Net Realized and Unrealized Gain (Loss)
on Investments	(2.943)	4.129	1.840	(3.685)	(.242)
Total from Investment Operations	(2.529)	4.542	2.074	(3.395)	.022
Distributions
Dividends from Net Investment Income	(. 351)	(. 252)	(. 284)	(. 255)	(. 262)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(. 351)	(. 252)	(. 284)	(. 255)	(. 262)
Net Asset Value, End of Period	$19.68	$22.56	$18.27	$16.48	$20.13

Total Return[2]	-11.39%	25.28%	12.95%	-16.99%	0.15%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$564	$646	$339	$259	$311
Ratio of Total Expenses to Average Net Assets[3]	0.94%	0.92%	0.90%	0.93%	0.96%
Ratio of Net Investment Income to
Average Net Assets	1.85%	2.04%	1.57%	1.59%	1.53%
Portfolio Turnover Rate	76%	44%	46%	49%	54%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of 0.05%, (0.01%), (0.03%), 0.00%, and 0.04%.

See accompanying Notes, which are an integral part of the Financial Statements.

Emerging Markets Select Stock Fund

Notes to Financial Statements

Vanguard Emerging Markets Select Stock Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. Further, at October 31, 2018, the fund had a concentration of its investments in securities issued in China, and the performance of such investments may be impacted by the country’s social, political, and economic conditions.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market-or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has

Emerging Markets Select Stock Fund

entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended October 31, 2018, the fund’s average investments in long and short futures contracts represented 4% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2015–2018), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes,

Emerging Markets Select Stock Fund

and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at October 31, 2018, or at any time during the period then ended.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The investment advisory firms Oaktree Capital Management, L.P., Pzena Investment Management, LLC, Wellington Management Company LLP, and, beginning August 2018, Baillie Gifford Overseas Ltd. each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Oaktree Capital Management, L.P., Pzena Investment Management, LLC, and Wellington Management Company LLP are subject to quarterly adjustments based on performance relative to the FTSE Emerging Index for the preceding three years. In accordance with the advisory contract entered into with Baillie Gifford Overseas Ltd., beginning August 1, 2019, the investment advisory fee will be subject to quarterly adjustments based on performance relative to the FTSE Emerging Index since July 31, 2018. Until August 2018, a portion of the fund was managed by M&G Investment Management Limited. The basic fee paid to M&G Investment Management Limited was subject to quarterly adjustments based on performance relative to the FTSE Emerging Index for the preceding three years.

Vanguard manages the cash reserves of the fund as described below.

For the year ended October 31, 2018, the aggregate investment advisory fee represented an effective annual basic rate of 0.52% of the fund’s average net assets, before a net increase of $312,000 (0.05%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution, and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities. All other costs of operations payable to Vanguard are generally settled twice a month.

Emerging Markets Select Stock Fund

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2018, the fund had contributed to Vanguard capital in the amount of $32,000, representing 0.01% of the fund’s net assets and 0.01% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended October 31, 2018, these arrangements reduced the fund’s management and administrative expenses by $1,000 and custodian fees by $11,000. The total expense reduction represented an effective annual rate of 0.00% of the fund’s average net assets.

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of October 31, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—North and South America	87,751	2,372	—
Common Stocks—Other	43,995	401,417	618
Temporary Cash Investments	26,414	2,048	—
Futures Contracts—Assets[1]	183	—	—
Total	158,343	405,837	618
1 Represents variation margin on the last day of the reporting period.

Securities in certain countries may transfer between Level 1 and Level 2 because of differences in stock market closure times that may result from transitions between standard and daylight saving time in those countries and the United States. Based on values on the date of transfer, securities valued at $32,924,000 based on Level 2 inputs were transferred from Level 1 during the fiscal year. Additionally, based on values on the date of transfer, securities valued at $44,984,000 based on Level 1 inputs were transferred from Level 2 during the fiscal year.

Emerging Markets Select Stock Fund

F. Permanent differences between book-basis and tax-basis components of net assets, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of the period end, the following permanent differences primarily attributable to the accounting for foreign currency transactions, passive foreign investment companies, and tax expense on capital gains were reclassified between the individual components of total distributable earnings (loss).

Amount
($000)
Paid-in Capital	—
Total Distributable Earnings (Loss)	—

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales, the realization of unrealized gains or losses on certain futures contracts, and unrealized gains on passive foreign investment companies. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	13,034
Undistributed Long-Term Gains	—
Capital Loss Carryforwards (Non-expiring)*	(2,886)
Net Unrealized Gains (Losses)	(14,991)

* The fund used capital loss carryforwards of $10,902,000 to offset taxable capital gains realized during the year ended October 31, 2018, reducing the amount of capital gains that would otherwise be available to distribute to shareholders.

As of Ocober 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	579,609
Gross Unrealized Appreciation	52,935
Gross Unrealized Depreciation	(67,929)
Net Unrealized Appreciation (Depreciation)	(14,994)

Emerging Markets Select Stock Fund

G. During the year ended October 31, 2018, the fund purchased $508,467,000 of investment securities and sold $489,976,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:
	Year Ended October 31,
	2018	2017
	Shares	Shares
	(000)	(000)
Issued	13,294	16,819
Issued in Lieu of Cash Distributions	417	250
Redeemed	(13,666)	(7,006)
Net Increase (Decrease) in Shares Outstanding	45	10,063

I. Transactions during the period in investments where the issuer is another member of The Vanguard Group were as follows:

					Current Period Transactions
	Oct. 31,		Proceeds Realized					Oct. 31,
	2017		from	Net	Change in		Capital Gain	2018
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market
Liquidity Fund	37,394	NA1	NA1	(2)	—	567	—	26,414
Vanguard FTSE
Emerging Markets
ETF	7,249	14,645	14,826	242	(1,063)	135	—	6,247
Total	44,643			240	(1,063)	702	—	32,661

1 Not applicable—purchases and sales are for temporary cash investment purposes.

J. Management has determined that no events or transactions occurred subsequent to October 31, 2018, that would require recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Trustees’ Equity Fund and Shareholders of Vanguard Emerging Markets Select Stock Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets and statement of assets and liabilities of Vanguard Emerging Markets Select Stock Fund (one of the funds constituting Vanguard Trustees’ Equity Fund, referred to hereafter as the “Fund”) as of October 31, 2018, the related statement of operations for the year ended October 31, 2018, the statement of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for each of the five years in the period ended October 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodians and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 13, 2018

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Special 2018 tax information (unaudited) for Vanguard Emerging Markets Select Stock Fund

This information for the fiscal year ended October 31, 2018, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $8,291,000 of qualified dividend income to shareholders during the fiscal year.

The fund designates to shareholders foreign source income of $19,834,000 and foreign taxes paid of $2,035,000. Shareholders will receive more detailed information with their Form 1099-DIV in January 2019 to determine the calendar-year amounts to be included on their 2018 tax returns.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2018. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Emerging Markets Select Stock Fund
Periods Ended October 31, 2018
			Since
	One	Five	Inception
	Year	Years	(6/27/2011)
Returns Before Taxes	-11.39%	0.83%	1.00%
Returns After Taxes on Distributions	-11.66	0.53	0.78
Returns After Taxes on Distributions and Sale of Fund Shares	-6.39	0.67	0.81

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended October 31, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Emerging Markets Select Stock Fund	4/30/2018	10/31/2018	Period
Based on Actual Fund Return	$1,000.00	$857.14	$4.26
Based on Hypothetical 5% Yearly Return	1,000.00	1,020.62	4.63

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.91%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

Trustees Approve Advisory Arrangements

Effective July 2018, the board of trustees of Vanguard Emerging Markets Select Stock Fund approved a restructuring of the fund’s investment advisory arrangement whereby M&G Investment Management Limited no longer serves as advisor to the fund and Baillie Gifford Overseas Limited (Baillie Gifford or “advisor”) is added as an advisor to the fund. The board determined that the investment advisory arrangement with Baillie Gifford was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the investment management services to be provided to the fund by Baillie Gifford and took into account the organizational depth and stability of the advisor. The board considered that Baillie Gifford, based in Edinburgh, Scotland, is currently Vanguard’s fourth-largest advisory partner, managing seven Vanguard investment products around the world. The board noted that Baillie Gifford’s emerging markets team employs a growth-oriented, top-down approach that focuses on companies it believes possess the most substantial growth prospects over the next five to ten years. The team is supported by firm-wide resources, including the Emerging Markets Investment Advisory Group and 90 investment professionals across various other teams.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted approval of the advisory arrangement.

Investment performance

The board determined that Baillie Gifford, in its management of other Vanguard funds, has a track record of consistent performance and disciplined investment processes. The board also noted that Baillie Gifford’s emerging markets-focused strategy has performed well compared with a relevant benchmark over the past five years, driven by meaningful outperformance in 2013, 2015, and 2017. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the addition of Baillie Gifford to the fund’s investment advisory team is not expected to result in a change to the fund’s base advisory fee and that the fund’s expense ratio is expected to remain considerably lower than the expense ratio charged by funds in its peer group. Information about the fund’s current expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the current advisory fee rate.

The board did not consider the profitability of Baillie Gifford in determining whether to approve the advisory fee, because Baillie Gifford is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders will benefit from economies of scale because of breakpoints in the advisory fee schedule with Baillie Gifford. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board will consider whether to renew the advisory arrangement after a one-year period.

Glossary

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 211 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustees1

F. William McNabb III

Born in 1957. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2010–present) of Vanguard and of each of the investment companies served by Vanguard, trustee (2009–present) of each of the investment companies served by Vanguard, and director (2008–present) of Vanguard. Chief executive officer and president (2008–2017) of Vanguard and each of the investment companies served by Vanguard, managing director (1995–2008) of Vanguard, and director (1997–2018) of Vanguard Marketing Corporation. Director (2018–present) of UnitedHealth Group.

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) of the Children’s Hospital of Philadelphia.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Lead director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

1 Mr. McNabb and Mr. Buckley are considered “interested persons,” as defined in the Investment Company Act of 1940, because they are officers of the Vanguard funds.

JoAnn Heffernan Heisen

Born in 1950. Trustee since July 1998. Principal occupation(s) during the past five years and other experience: corporate vice president of Johnson & Johnson (pharmaceuticals/medical devices/consumer products) and member of its executive committee (1997–2008). Chief global diversity officer (retired 2008), vice president and chief information officer (1997–2006), controller (1995–1997), treasurer (1991–1995), and assistant treasurer (1989–1991) of Johnson & Johnson. Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation. Member of the advisory board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education. Director of the V Foundation for Cancer Research. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of advisors for Spruceview Capital Partners, and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Overseer of the Museum of Fine Arts Boston.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director of i(x) Investments, LLC.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the Board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Brian Dvorak

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2017–present) of Vanguard and each of the investment companies served by Vanguard. Assistant vice president (2017–present) of Vanguard Marketing Corporation. Vice president and director of Enterprise Risk Management (2011–2013) at Oppenheimer Funds, Inc.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

Vanguard Senior Management Team

Joseph Brennan	Chris D. McIsaac
Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	Source for Bloomberg Barclays indexes: Bloomberg
Direct Investor Account Services > 800-662-2739	Index Services Limited. Copyright 2018, Bloomberg. All
rights reserved.
Institutional Investor Services > 800-523-1036
CFA® is a registered trademark owned by CFA Institute.
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review information about your fund on the
SEC’s website, and you can receive copies of this
information, for a fee, by sending a request via email
addressed to publicinfo@sec.gov.

© 2018 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q7520 122018

Annual Report | October 31, 2018
Vanguard International Value Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
CEO’s Perspective.	3
Advisors’ Report.	5
Fund Profile.	10
Performance Summary.	12
Financial Statements.	14
Your Fund’s After-Tax Returns.	32
About Your Fund’s Expenses.	33
Glossary.	35

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

Your Fund’s Performance at a Glance

• Vanguard International Value Fund returned –6.95% for the 12 months ended October 31, 2018, outpacing its benchmark and the average return of its international fund peers.

• Global stocks rallied early but fell back amid trade tensions and tightening monetary policy. A rising U.S. dollar hurt international equities, especially in emerging markets.

• Of the fund’s 11 sectors, only energy advanced on an absolute basis. Strong selection narrowed losses versus the benchmark, especially in information technology and financials. Holdings in consumer staples, communication services, utilities, and health care lagged their benchmark counterparts. Fund losses in Europe, the Pacific region, and emerging markets were less severe than the benchmark’s.

• The fund’s average annual return for the ten years ended October 31, 2018, exceeded that of its benchmark and narrowly trailed its peers’ average.

Total Returns: Fiscal Year Ended October 31, 2018
Total
Returns
Vanguard International Value Fund	-6.95%
MSCI All Country World Index ex USA	-8.24
International Funds Average	-8.67
International Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Total Returns: Ten Years Ended October 31, 2018
Average
Annual Return
International Value Fund	6.61%
Spliced International Index	5.95
International Funds Average	6.70
For a benchmark description, see the Glossary.
International Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
International Value Fund	0.40%	1.31%

The fund expense ratio shown is from the prospectus dated February 22, 2018, and represents estimated costs for the current fiscal year. For the fiscal year ended October 31, 2018, the fund’s expense ratio was 0.38%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2017.

Peer group: International Funds.

2

CEO’s Perspective

Tim Buckley
President and Chief Executive Officer

Dear Shareholder,

Over the years, I’ve found that prudent investors exhibit a common trait: discipline. No matter how the markets move or what new investing fad hits the headlines, those who stay focused on their goals and tune out the noise are set up for long-term success.

The prime gateway to investing is saving, and you don’t usually become a saver without a healthy dose of discipline. Savers make the decision to sock away part of their income, which means spending less and delaying gratification, no matter how difficult that may be.

Of course, disciplined investing extends beyond diligent saving. The financial markets, in the short term especially, are unpredictable; I have yet to meet the investor who can time them perfectly. It takes discipline to resist the urge to go all-in when markets are frothy or to retreat when things look bleak.

Staying put with your investments is one strategy for handling volatility. Another, rebalancing, requires even more discipline because it means steering your money away from strong performers and toward poorer performers.

Patience—a form of discipline—is also the friend of long-term investors. Higher returns are the potential reward for weathering the market’s turbulence and uncertainty.

3

We have been enjoying one of the longest bull markets in history, but it won’t continue forever. Prepare yourself now for how you will react when volatility comes back. Don’t panic. Don’t chase returns or look for answers outside the asset classes you trust. And be sure to rebalance periodically, even when there’s turmoil.

Whether you’re a master of self-control, get a boost from technology, or work with a professional advisor, know that discipline is necessary to get the most out of your investment portfolio. And know that Vanguard is with you for the entire ride.

Thank you for your continued loyalty.

Sincerely,

Mortimer J. Buckley
President and Chief Executive Officer
November 16, 2018

Market Barometer
		Average Annual Total Returns
		Periods Ended October 31, 2018
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	6.98%	11.31%	11.05%
Russell 2000 Index (Small-caps)	1.85	10.68	8.01
Russell 3000 Index (Broad U.S. market)	6.60	11.27	10.81
FTSE All-World ex US Index (International)	-7.99	4.57	2.01

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-2.05%	1.04%	1.83%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	-0.51	1.90	3.25
FTSE Three-Month U. S. Treasury Bill Index	1.67	0.86	0.52

CPI
Consumer Price Index	2.52%	2.07%	1.60%

4

Advisors’ Report

For the 12 months ended October 31, 2018, Vanguard International Value Fund returned –6.95%. Your fund is managed by three independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The table on page 9 presents the advisors, the percentage and amount of fund assets that each manages, and brief descriptions of their investment strategies. Each advisor has also prepared a discussion of the investment environment during the fiscal period and of how the portfolio’s positioning reflects this assessment. These reports were prepared on November 16, 2018.

Lazard Asset Management LLC

Portfolio Managers:

Michael G. Fry, Managing Director

Michael A. Bennett, CPA, Managing Director

Following several years of steady gains and historically low volatility, global equities fell sharply from record highs as the combination of rising U.S. rates, faltering global economic activity, and concerns surrounding global trade dampened equity prices.

This was exacerbated by Italian and Brexit political concerns and weak economic data from China. Non-U.S. markets, led by emerging markets, underperformed the United States; we believe this result reflects a divergence in investors’ perspectives about regional risks and potential returns.

The International Value Fund outperformed its benchmark, the MSCI All Country World Index ex USA. Stock selection in financials was a large driver of relative returns. Aon, a U.K.-based global insurance broker, rose 10% for the period, bolstering our thesis of the firm’s accelerating organic growth, improving profit margins, and free-cash-flow conversion attributable to innovation and scale. In industrials, shares of French aerospace company Safran rose more than 20% after it reported strong results.

Our selections in consumer staples detracted from relative returns. Anheuser-Busch InBev fell almost 38%. Although organic sales and EBITDA (earnings before interest, taxes, depreciation, and amortization) growth were in line with expectations, continued emerging-market foreign exchange pressure led to revenue downgrades.

Poor selections in emerging markets also hurt. Turkcell, Turkey’s largest mobile and fixed-line data provider, declined more than 40% for the period, largely because of macroeconomic concerns. We sold the stock as the Turkish lira slid further amid

5

the tense political environment, which we consider unlikely to be resolved in the short term.

U.S. economic data remain solid, buoyed by corporate tax cuts and strong business confidence. This is driving up inflationary expectations, interest rates, and the dollar while driving down unemployment. This tightening of U.S. monetary conditions is putting increasing pressure on the rest of the world, especially traditionally vulnerable emerging markets such as Turkey.

Trade-war rhetoric is hurting global trade sentiment, including a China that was already starting to slow and a Europe that is again facing political uncertainty. Rising costs may start to pressure profit margins, while rising rates are generically concerning given the amount of debt that has continued to pile up on some balance sheets since the global financial crisis.

Edinburgh Partners Limited

Portfolio Manager:

Sandy Nairn, Investment Partner, Director and CEO

Asset markets were softer over the 12 months despite the global economy remaining relatively robust and wages showing signs of hardening. The deflationary thesis is now hard to sustain, and bond markets have begun to reflect this outcome.

As a consequence, central banks are removing some of the liquidity they injected with quantitative easing, leading to interest rates beginning to return to normal. As the cost of money normalizes, it has the effect of sharpening the focus on valuation levels, which we believe can only be beneficial to long-term investors.

There remain some potential diversions to this path. The U.S. can still unsettle markets through the use of trade policy and sanctions. Wages have not risen for long enough to undermine populism and antimigration sentiment, leaving a number of hot spots. Italy’s budget and European Union membership is one such manifestation of this, and it retains the ability to undermine financial stability because of the size of the Italian bond market.

Also, significant public and private refinancing is falling due in the coming years. Set against overall lower global liquidity, this has the potential to be unsettling.

Against this backdrop, we expect the portfolio to continue to move toward stocks whose valuations rely less on strong growth and whose balance sheets are more robust, cash-flow rich, or both. This partly explains the increased exposure to communication services companies and the significant holdings in health care.

6

The two largest contributors to performance were Japanese trading company Mitsubishi, which benefited from recovery with its mining and gas operations, and Astra-Zeneca, for which reasonable news on drug approvals helped the share price. Gemalto, a European digital security company, also contributed to performance as the company was acquired; however, this only made back the decline in value associated with previous management missteps.

On the negative side, banks gave up some of their previous gains as concerns over Italy affected the European financial system.

We are cautious on the outlook and see significant risk among a range of stocks whose valuations have become inflated. The portfolio is not directly exposed to these companies, but it is entirely possible that if they fall, it will harm overall sentiment. We believe this ultimately will provide the right backdrop for investors such as us and will be a welcome relief after such an extended period during which fundamental analysis has not been rewarded.

ARGA Investment Management, LP

Portfolio Managers:

A. Rama Krishna, CFA, Founder and Chief Investment Officer

Steven Morrow, CFA, Director of Research

International equity markets rose early in the fiscal year, then reversed to finish lower. Positive drivers, including expectations for synchronized global growth and a benign inflationary environment, gave way to concerns over rising rates, slowing European/ Chinese growth, and trade tensions.

ARGA’s classic value approach generated strong performance during the market rise and cushioned declines amid later market weakness. ARGA invests in companies that trade at discounts because of temporary stress, then profit when valuations recover.

Although our valuation-based process focuses on individual companies, a large contribution to performance took place in the energy sector. Many portfolio energy holdings were purchased at discounted valuations after oil prices sharply declined a few years ago. ARGA research projected that cost-cutting, reduced capital spending, robust demand, and rebounding oil prices would drive recovery in industry returns and stock valuations. As this occurred, energy led performance.

7

More typically, company-specific issues drove performance. One of the largest company contributors was an Indian information technology services provider. Depressed valuation at the time we bought the stock reflected temporary stress amid the CEO’s exit and an industry slowdown. Our research projected growth reacceleration in discretionary spending in financials and growth in digital revenues. As that reacceleration played out, the stock valuation recovered and we profitably sold the position.

The largest company performance detractor was a global advertising leader. Near-term stress from the loss of large accounts pressured share pricing. Longer-term, we project a recovery in the valuation as the company resumes growth from its high exposure to the two fastest-growing ad segments, emerging market and digital, and completes turnaround programs.

ARGA’s long-term horizon enabled the discovery of many new investment opportunities during the period, particularly in the financial and information technology sectors. International market volatility late in the period and beyond added to these opportunities, especially in technology. Concerns over trade friction, decelerating global demand growth, and memory oversupply significantly lowered prices for many tech companies. As temporary stress mitigates and company strengths support profitability, we believe that many valuations will recover.

We remain confident that our existing portfolio of attractively valued companies, along with new opportunities, will generate strong future returns.

8

Vanguard International Value Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Lazard Asset Management LLC	39	3,699	The advisor uses a research-driven, bottom-up,
			relative-value approach in selecting stocks. The goal
			is to identify individual stocks that offer an
			appropriate trade-off between low relative valuation
			and high financial productivity.
Edinburgh Partners Limited	34	3,258	The advisor employs a concentrated, low-turnover,
			value-oriented investment approach that results in a
			portfolio of companies with good long-term prospects
			and below-market price/earnings ratios. In-depth
			fundamental research on industries and companies is
			central to this investment process.
ARGA Investment	24	2,314	The advisor believes that investors overreact to
Management, LP			short-term developments in companies, leading to
			opportunities to generate gains as the businesses
			recover. Its valuation-focused process uses a
			dividend discount model to select stocks that trade at
			a discount to intrinsic value based on the company’s
			long-term earnings power and dividend-paying
			capability.
Cash Investments	3	253	These short-term reserves are invested by Vanguard
			in equity index products to simulate investments in
			stocks. Each advisor may also maintain a modest
			cash position.

9

International Value Fund

Fund Profile
As of October 31, 2018

Portfolio Characteristics
		MSCI AC
		World Index
	Fund	ex USA
Number of Stocks	151	2,162
Median Market Cap	$33.5B	$32.1B
Price/Earnings Ratio	12.5x	12.7x
Price/Book Ratio	1.4x	1.6x
Return on Equity	11.6%	12.6%
Earnings Growth
Rate	4.0%	8.7%
Dividend Yield	3.3%	3.2%
Turnover Rate	28%	—
Ticker Symbol	VTRIX	—
Expense Ratio[1]	0.40%	—
Short-Term Reserves	3.4%	—

Sector Diversification (% of equity exposure)
Fund
Communication Services	10.3%
Consumer Discretionary	7.9
Consumer Staples	6.1
Energy	10.2
Financials	25.4
Health Care	11.0
Industrials	11.7
Information Technology	10.7
Materials	2.7
Real Estate	2.2
Utilities	1.8

Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

Volatility Measures
MSCI AC
World Index
ex USA
R-Squared	0.96
Beta	0.91

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Novartis AG	Pharmaceuticals	2.3%
BP plc	Integrated Oil & Gas	2.1
Royal Dutch Shell plc	Integrated Oil & Gas	2.0
ICICI Bank Ltd.	Diversified Banks	1.8
TOTAL SA	Integrated Oil & Gas	1.7
Roche Holding AG	Pharmaceuticals	1.6
Sumitomo Mitsui
Financial Group Inc.	Diversified Banks	1.6
Sanofi	Pharmaceuticals	1.4
DBS Group Holdings
Ltd.	Diversified Banks	1.4
AstraZeneca plc	Pharmaceuticals	1.3
Top Ten		17.2%

The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratio shown is from the prospectus dated February 22, 2018, and represents estimated costs for the current fiscal year. For the fiscal year ended October 31, 2018, the expense ratio was 0.38%.

10

International Value Fund

Market Diversification (% of equity exposure)
		MSCI AC
		World
		Index
	Fund	ex USA
Europe
United Kingdom	18.0%	12.1%
France	7.9	7.6
Switzerland	7.3	6.0
Germany	4.6	6.2
Netherlands	4.0	2.3
Spain	3.2	2.1
Norway	1.9	0.5
Finland	1.7	0.7
Sweden	1.5	1.8
Italy	1.2	1.6
Denmark	1.0	1.1
Other	1.2	1.5
Subtotal	53.5%	43.5%
Pacific
Japan	17.5%	16.9%
South Korea	2.8	3.4
Singapore	2.4	0.9
Hong Kong	2.3	2.4
Australia	1.5	4.7
Other	0.0	0.1
Subtotal	26.5%	28.4%
Emerging Markets
China	4.6%	7.4%
India	2.4	2.1
Taiwan	1.3	2.9
Thailand	1.2	0.6
Brazil	1.1	2.0
Indonesia	1.0	0.5
Other	1.7	5.5
Subtotal	13.3%	21.0%
North America
United States	3.4%	0.0%
Canada	3.3	6.7
Subtotal	6.7%	6.7%
Middle East
Other	0.0%	0.4%

11

International Value Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 2008, Through October 31, 2018
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended October 31, 2018
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
International Value Fund	-6.95%	1.49%	6.61%	$18,961
Spliced International Index	-8.24	1.63	5.95	17,823
International Funds Average	-8.67	1.76	6.70	19,133

For a benchmark description, see the Glossary.
International Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

12

International Value Fund

Fiscal-Year Total Returns (%): October 31, 2008, Through October 31, 2018

Average Annual Total Returns: Periods Ended September 30, 2018
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
International Value Fund	5/16/1983	1.90%	3.93%	4.95%

13

International Value Fund

Financial Statements

Statement of Net Assets
As of October 31, 2018

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov.

		Market
		Value•
	Shares	($000)
Common Stocks (93.9%)[1]
Australia (1.4%)
BHP Billiton Ltd.	3,527,066	81,382
QBE Insurance Group
Ltd.	6,133,207	49,279
		130,661
Belgium (0.7%)
Anheuser-Busch
InBev SA/NV	940,516	69,562

Brazil (1.0%)
BB Seguridade
Participacoes SA	5,459,400	38,846
Cielo SA	9,517,720	33,759
Cia de Saneamento
Basico do Estado
de Sao Paulo	3,142,900	23,604
		96,209
Canada (3.1%)
Suncor Energy Inc.	2,515,200	84,372
Rogers
Communications Inc.
Class B	1,532,800	78,931
Canadian Natural
Resources Ltd.	2,054,300	56,364
Canadian National
Railway Co.	533,400	45,599
National Bank of
Canada	696,200	31,604
		296,870
China (4.3%)
Tencent Holdings Ltd.	2,669,000	91,438
China Mobile Ltd.	9,645,000	90,353
Lenovo Group Ltd.	123,668,000	78,874

	Ping An Insurance
	Group Co. of China
	Ltd.	6,886,000	65,101
	Shanghai Fosun
	Pharmaceutical
	Group Co. Ltd.	14,918,000	44,859
*	58.com Inc. ADR	561,215	36,810
			407,435
Denmark (1.0%)
	Carlsberg A/S Class B	450,052	49,648
	Pandora A/S	416,969	26,059
*	Genmab A/S	129,791	17,760
			93,467
Finland (1.6%)
	Nokia Oyj	13,201,731	74,571
	Sampo Oyj Class A	1,602,324	73,687
			148,258
France (7.4%)
^	TOTAL SA	2,738,423	160,679
	Sanofi	1,492,068	133,333
	Safran SA	574,099	74,190
^	Vinci SA	590,263	52,533
	Vivendi SA	2,158,000	52,048
*	Ubisoft Entertainment
	SA	516,842	46,362
	BNP Paribas SA	793,198	41,337
	Cie Generale des
	Etablissements
	Michelin SCA	380,661	38,970
	ArcelorMittal	1,343,988	33,537
	Valeo SA	776,095	25,033
	Ingenico Group SA	337,458	23,884
	Natixis SA	3,560,935	20,788
			702,694

14

International Value Fund

		Market
		Value•
	Shares	($000)
Germany (4.3%)
SAP SE	1,027,373	110,005
* Commerzbank AG	9,209,473	86,716
E.ON SE	7,248,202	70,091
Bayer AG	749,545	57,455
Fresenius SE & Co.
KGaA	531,640	33,789
Linde AG- Tender Line	102,610	25,926
Muenchener
Rueckversicherungs-
Gesellschaft AG in
Muenchen	109,170	23,448
		407,430
Hong Kong (2.2%)
CK Hutchison Holdings
Ltd.	7,797,692	78,539
Swire Pacific Ltd.
Class A	6,451,850	67,026
Galaxy Entertainment
Group Ltd.	10,278,000	55,801
^ Li & Fung Ltd.	38,162,000	7,574
		208,940
India (2.2%)
ICICI Bank Ltd. ADR	17,901,073	169,881
* State Bank of India	11,642,309	44,306
		214,187
Indonesia (0.9%)
Bank Negara Indonesia
Persero Tbk PT	119,284,300	57,596
Telekomunikasi
Indonesia Persero
Tbk PT ADR	1,274,868	32,127
		89,723
Ireland (0.4%)
* Ryanair Holdings plc
ADR	489,054	40,494

Italy (1.1%)
Eni SPA	5,275,379	93,690
UniCredit SPA	1,135,386	14,516
		108,206
Japan (16.4%)
Sumitomo Mitsui
Financial Group Inc.	3,856,600	150,157
Panasonic Corp.	8,435,300	90,523
Sumitomo Mitsui Trust
Holdings Inc.	2,118,800	84,187
East Japan Railway Co.	941,200	82,202
Daiwa House Industry
Co. Ltd.	2,700,300	81,534
Ryohin Keikaku Co. Ltd.	272,800	72,109
Alps Electric Co. Ltd.	2,761,300	65,092

Japan Post Holdings
Co. Ltd.	5,473,800	64,911
Makita Corp.	1,841,100	63,651
Mitsubishi Corp.	2,235,900	62,930
Sumitomo Electric
Industries Ltd.	4,439,000	60,537
Japan Tobacco Inc.	2,295,300	58,979
Nomura Holdings Inc.	12,169,400	58,437
Fujitsu Ltd.	950,930	57,853
Nidec Corp.	398,700	51,211
Omron Corp.	1,220,900	49,428
Sumitomo Realty &
Development Co. Ltd.	1,417,877	48,718
DeNA Co. Ltd.	2,726,500	45,352
Yahoo Japan Corp.	13,049,500	40,712
Komatsu Ltd.	1,451,200	37,793
Kao Corp.	535,500	35,623
Inpex Corp.	2,376,800	27,064
ITOCHU Corp.	1,434,100	26,597
Honda Motor Co. Ltd.	827,700	23,627
Teijin Ltd.	1,227,300	21,277
Hitachi Ltd.	677,400	20,708
Toyota Motor Corp.	345,709	20,252
Daiwa Securities
Group Inc.	3,414,000	19,578
Hino Motors Ltd.	1,950,100	18,667
Yamato Kogyo Co. Ltd.	701,000	18,474
		1,558,183
Netherlands (3.7%)
Wolters Kluwer NV	1,681,219	95,384
NXP Semiconductors
NV	1,046,225	78,456
Koninklijke Ahold
Delhaize NV	3,150,988	72,128
ING Groep NV	5,694,472	67,372
ABN AMRO Group NV	1,749,003	42,899
		356,239
Norway (1.8%)
DNB ASA	3,735,270	67,483
Equinor ASA	2,182,514	56,453
Telenor ASA	2,521,084	46,225
		170,161
Other (0.4%)
Vanguard FTSE
All-World ex-US ETF	718,406	34,290

Russia (0.8%)
Yandex NV Class A	1,419,215	42,761
Gazprom PJSC ADR
(XLON)	6,896,510	32,610
Gazprom PJSC ADR
(XOTC)	740,167	3,479
		78,850

15

International Value Fund

		Market
		Value•
	Shares	($000)
Singapore (2.2%)
DBS Group Holdings
Ltd.	7,847,300	133,148
Singapore
Telecommunications
Ltd.	35,267,900	80,559
		213,707
South Africa (0.7%)
Sanlam Ltd.	8,552,492	43,064
Mr Price Group Ltd.	1,554,975	24,347
		67,411
South Korea (2.6%)
Samsung Electronics
Co. Ltd.	2,317,786	86,768
Samsung SDI Co. Ltd.	267,512	55,633
Hana Financial Group
Inc.	984,207	33,154
E-MART Inc.	178,078	32,036
Shinhan Financial
Group Co. Ltd.	561,096	20,898
Kia Motors Corp.	675,146	16,876
		245,365
Spain (3.0%)
Telefonica SA	8,601,559	70,560
Red Electrica Corp. SA	3,190,915	66,073
Banco Santander SA	10,909,809	51,909
Banco Bilbao Vizcaya
Argentaria SA	7,576,533	41,816
Banco de Sabadell SA	28,956,274	38,124
Mapfre SA	7,131,176	21,309
* Banco Santander SA
Rights
Exp. 11/01/2018	10,909,809	424
		290,215
Sweden (1.4%)
Assa Abloy AB Class B	4,211,428	83,768
* Nordea Bank Abp	5,671,872	49,294
		133,062
Switzerland (6.9%)
Novartis AG	2,490,117	218,066
Roche Holding AG	627,546	152,721
Credit Suisse Group
AG	6,226,274	81,400
Adecco Group AG	1,221,508	59,817
LafargeHolcim Ltd.	1,257,065	58,215
ABB Ltd.	1,785,315	35,923
Cie Financiere
Richemont SA	370,591	27,087
Sonova Holding AG	119,800	19,538
		652,767

Taiwan (1.2%)
Taiwan Semiconductor
Manufacturing Co.
Ltd.	9,604,304	72,103
Silicon Motion
Technology Corp.
ADR	1,148,762	43,182
		115,285
Thailand (1.2%)
Bangkok Bank PCL	13,166,800	82,295
Kasikornbank PCL
(Foreign)	4,662,600	28,067
		110,362
United Kingdom (16.8%)
Royal Dutch Shell plc
Class A (XAMS)	5,292,716	168,105
AstraZeneca plc	1,635,922	125,131
Kingfisher plc	35,477,451	115,201
BP plc	14,362,003	103,747
Prudential plc	5,125,284	102,627
Tesco plc	34,454,090	93,833
BP plc ADR	2,150,091	93,249
Shire plc	1,302,684	78,618
Barclays plc	35,577,925	78,389
Compass Group plc	3,754,485	73,846
British American
Tobacco plc	1,565,089	67,847
ITV plc	35,492,899	67,375
Unilever plc	1,217,637	64,498
Vodafone Group plc	30,417,456	57,201
Ferguson plc	788,057	53,131
RELX plc	2,589,189	51,206
HSBC Holdings plc	5,877,471	48,369
WPP plc	4,000,681	45,271
Lloyds Banking Group
plc	43,499,827	31,744
Royal Dutch Shell plc
Class A (XLON)	827,596	26,366
Whitbread plc	424,654	23,877
Babcock International
Group plc	2,143,115	16,713
Ashtead Group plc	655,454	16,181
		1,602,525
United States (3.2%)
Accenture plc Class A	652,390	102,830
Aon plc	526,455	82,222
Medtronic plc	1,101,385	98,926
RenaissanceRe
Holdings Ltd.	180,525	22,053
		306,031
Total Common Stocks
(Cost $9,031,616)		8,948,589

16

International Value Fund

			Market
			Value•
		Shares	($000)
Temporary Cash Investments (6.1%)[1]
Money Market Fund (6.0%)
[4,5]	Vanguard Market
	Liquidity Fund,
	2.308%	5,683,311	568,331

		Face
		Amount
		($000)
U. S. Government and Agency Obligations (0.1%)
6	United States
	Treasury Bill,
	2.034%, 11/15/18	3,000	2,998
6	United States
	Treasury Bill,
	2.314%, 2/28/19	6,000	5,955
6	United States
	Treasury Bill,
	2.365%, 3/21/19	2,500	2,477
			11,430
Total Temporary Cash Investments
(Cost $579,737)			579,761
Total Investments (100.0%)
(Cost $9,611,353)			9,528,350
Other Assets and Liabilities (0.0%)
Other Assets [6,7]			69,330
Liabilities [5]			(73,391)
			(4,061)
Net Assets (100%)
Applicable to 265,612,705 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			9,524,289
Net Asset Value Per Share			$35.86

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers	8,925,729
Affiliated Issuers	602,621
Total Investments in Securities	9,528,350
Investment in Vanguard	520
Receivables for Accrued Income	38,521
Receivables for Capital Shares Issued	2,904
Variation Margin Receivable—
Futures Contracts	4,392
Unrealized Appreciation—
Forward Currency Contracts	54
Other Assets [6,7]	22,939
Total Assets	9,597,680
Liabilities
Payables for Investment Securities
Purchased	971
Collateral for Securities on Loan	45,198
Payables to Investment Advisor	4,093
Payables for Capital Shares Redeemed	4,877
Payables to Vanguard	12,320
Variation Margin Payable—
Futures Contracts	94
Unrealized Depreciation—
Forward Currency Contracts	5,475
Other Liabilities	363
Total Liabilities	73,391
Net Assets	9,524,289

17

International Value Fund

At October 31, 2018, net assets consisted of:
Amount
($000)
Paid-in Capital	9,135,255
Total Distributable Earnings (Loss)	389,034
Net Assets	9,524,289

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers.
The total value of securities on loan is $42,254,000.
1 The fund invests a portion of its cash reserves in equity
markets through the use of index futures contracts. After
giving effect to futures investments, the fund’s effective
common stock and temporary cash investment positions
represent 96.1% and 3.9%, respectively, of net assets.
2 Security exempt from registration under Rule 144A of the
Securities Act of 1933. Such securities may be sold in
transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2018, the value of this security represented 0.5% of net assets.
3 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate
shown is the 7-day yield.
5 Includes $45,198,000 of collateral received for securities on loan.
6 Securities with a value of $11,279,000 and cash of $113,000 have been segregated as initial margin for open futures
contracts.
7 Cash of $4,700,000 has been segregated as collateral for open forward currency contracts.
ADR—American Depositary Receipt.

18

International Value Fund

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
						($000)
						Value and
			Number of			Unrealized
			Long (Short)		Notional	Appreciation
		Expiration	Contracts		Amount	(Depreciation)
Long Futures Contracts
Dow Jones EURO STOXX 50 Index	December 2018			2,069	74,850	(3,484)
Topix Index	December 2018			412	59,919	(1,851)
FTSE 100 Index	December 2018			415	37,721	(1,100)
S&P ASX 200 Index	December 2018			367	37,671	(2,270)
						(8,705)

Forward Currency Contracts
						Unrealized
	Contract					Appreciation
	Settlement	Contract Amount (000)				(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Morgan Stanley Capital Services LLC	12/28/18	EUR	61,788	USD	72,584	(2,209)
BNP Paribas	12/18/18	JPY	5,868,146	USD	53,030	(800)
Toronto-Dominion Bank	12/28/18	GBP	29,626	USD	39,426	(1,436)
Morgan Stanley Capital Services LLC	12/27/18	AUD	47,616	USD	34,367	(627)
JPMorgan Chase Bank, N.A.	12/28/18	EUR	11,114	USD	12,902	(244)
JPMorgan Chase Bank, N.A.	12/18/18	JPY	1,111,970	USD	9,887	10
BNP Paribas	12/27/18	AUD	6,852	USD	4,956	(100)
Credit Suisse International	12/28/18	GBP	2,555	USD	3,333	(57)
BNP Paribas	12/27/18	AUD	4,710	USD	3,333	4
UBS AG	12/18/18	JPY	164,025	USD	1,447	12
UBS AG	12/28/18	USD	3,815	EUR	3,339	12
BNP Paribas	12/28/18	USD	1,963	GBP	1,527	5
BNP Paribas	12/27/18	USD	1,793	AUD	2,533	(2)
JPMorgan Chase Bank, N.A.	12/18/18	USD	1,432	JPY	160,300	5
UBS AG	12/28/18	USD	290	GBP	222	6
						(5,421)
AUD—Australian dollar.
EUR—Euro.
GBP—British pound.
JPY—Japanese yen.
USD—U.S. dollar.

See accompanying Notes, which are an integral part of the Financial Statements.

19

International Value Fund

Statement of Operations

Year Ended
October 31, 2018
($000)
Investment Income
Income
Dividends Received from Unaffiliated Issuers[1]	274,636
Dividends—Affiliated Issuers	1,082
Interest Received from Unaffiliated Issuers	257
Interest—Affiliated Issuers	7,936
Securities Lending—Net	3,171
Total Income	287,082
Expenses
Investment Advisory Fees—Note B
Basic Fee	16,831
Performance Adjustment	(533)
The Vanguard Group—Note C
Management and Administrative	20,105
Marketing and Distribution	1,526
Custodian Fees	860
Auditing Fees	47
Shareholders’ Reports and Proxy	150
Trustees’ Fees and Expenses	17
Total Expenses	39,003
Net Investment Income	248,079
Realized Net Gain (Loss)
Investment Securities Sold—Unaffiliated Issuers	320,901
Investment Securities Sold—Affiliated Issuers	(106)
Futures Contracts	(4,304)
Forward Currency Contracts	(11,440)
Foreign Currencies	(3,845)
Realized Net Gain (Loss)	301,312
Change in Unrealized Appreciation (Depreciation)
Investment Securities Sold—Unaffiliated Issuers	(1,246,507)
Investment Securities Sold—Affiliated Issuers	(4,258)
Futures Contracts	(13,320)
Forward Currency Contracts	(1,950)
Foreign Currencies	534
Change in Unrealized Appreciation (Depreciation)	(1,265,501)
Net Increase (Decrease) in Net Assets Resulting from Operations	(716,110)
1 Dividends are net of foreign withholding taxes of $21,057,000.

See accompanying Notes, which are an integral part of the Financial Statements.

20

International Value Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2018	2017
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	248,079	195,603
Realized Net Gain (Loss)	301,312	260,429
Change in Unrealized Appreciation (Depreciation)	(1,265,501)	1,473,826
Net Increase (Decrease) in Net Assets Resulting from Operations	(716,110)	1,929,858
Distributions
Net Investment Income	(189,521)	(177,654)
Realized Capital Gain	—	—
Total Distributions	(189,521)	(177,654)
Capital Share Transactions
Issued	1,541,114	1,229,424
Issued in Lieu of Cash Distributions	175,732	167,198
Redeemed	(1,251,235)	(1,057,330)
Net Increase (Decrease) from Capital Share Transactions	465,611	339,292
Total Increase (Decrease)	(440,020)	2,091,496
Net Assets
Beginning of Period	9,964,309	7,872,813
End of Period	9,524,289	9,964,309

See accompanying Notes, which are an integral part of the Financial Statements.

21

International Value Fund

Financial Highlights

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$39.26	$32.30	$33.22	$36.87	$37.12
Investment Operations
Net Investment Income	. 950[1]	.781[1]	.721	.669	.977[2]
Net Realized and Unrealized Gain (Loss)
on Investments	(3.607)	6.905	(.979)	(3.373)	(.530)
Total from Investment Operations	(2.657)	7.686	(.258)	(2.704)	.447
Distributions
Dividends from Net Investment Income	(.743)	(.726)	(. 662)	(. 946)	(. 697)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.743)	(.726)	(. 662)	(. 946)	(. 697)
Net Asset Value, End of Period	$35.86	$39.26	$32.30	$33.22	$36.87

Total Return[3]	-6.95%	24.33%	-0.67%	-7.43%	1.20%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$9,524	$9,964	$7,873	$7,932	$8,271
Ratio of Total Expenses to Average Net Assets[4]	0.38%	0.40%	0.43%	0.46%	0.44%
Ratio of Net Investment Income to
Average Net Assets	2.41%	2.21%	2.29%	1.95%	2.64%[2]
Portfolio Turnover Rate	28%	34%	30%	36%	37%

1 Calculated based on average shares outstanding.
2 Net investment income per share and the ratio of net investment income to average net assets include $0.175 and 0.47%, respectively, resulting from income received from Vodafone Group plc in the form of cash and shares in Verizon Communications
Inc. in February 2014.
3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4 Includes performance-based investment advisory fee increases (decreases) of (0.01%), 0.00%, 0.03%, 0.04%, and 0.03%.

See accompanying Notes, which are an integral part of the Financial Statements.

22

International Value Fund

Notes to Financial Statements

Vanguard International Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearing-house imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Statement of Net Assets.

23

International Value Fund

The fund enters into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts or to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Futures contracts are valued at their quoted daily settlement prices. Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

During the year ended October 31, 2018, the fund’s average investments in long and short futures contracts represented 2% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period. The fund’s average investment in forward currency contracts represented 2% of net assets, based on the average of the notional amounts at each quarter-end during the period.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2015–2018), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the

24

International Value Fund

opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at October 31, 2018, or at any time during the period then ended.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the fund’s understanding of the applicable countries’ tax rules and rates. The fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Such tax reclaims received during the year, if any, are included in dividend income. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

25

International Value Fund

B. The investment advisory firms Lazard Asset Management LLC, Edinburgh Partners Limited, and ARGA Investment Management, LP each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Lazard Asset Management LLC and ARGA Investment Management, LP, is subject to quarterly adjustments based on performance relative to the MSCI All Country World Index ex US for the preceding five years. The basic fee of Edinburgh Partners Limited is subject to quarterly adjustments based on performance relative to the MSCI All Country World Index ex US for the preceding three years.

Vanguard manages the cash reserves of the fund as described below.

For the year ended October 31, 2018, the aggregate investment advisory fee represented an effective annual basic rate of 0.16% of the fund’s average net assets, before a decrease of $533,000 (0.01%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution, and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets. All other costs of operations payable to Vanguard are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2018, the fund had contributed to Vanguard capital in the amount of $520,000, representing 0.01% of the fund’s net assets and 0.21% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

26

International Value Fund

The following table summarizes the market value of the fund’s investments as of October 31, 2018, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,273,839	7,674,750	—
Temporary Cash Investments	568,331	11,430	—
Futures Contracts—Assets[1]	4,392	—	—
Futures Contracts—Liabilities[1]	(94)	—	—
Forward Currency Contracts—Assets	—	54	—
Forward Currency Contracts—Liabilities	—	(5,475)	—
Total	1,846,468	7,680,759	—
1 Represents variation margin on the last day of the reporting period.

Securities in certain countries may transfer between Level 1 and Level 2 because of differences in stock market closure times that may result from transitions between standard and daylight saving time in those countries and the United States. Based on values on the date of transfer, securities valued at $119,525,000 based on Level 2 inputs were transferred from Level 1 during the fiscal period. Additionally, based on values on the date of transfer, securities valued at $137,837,000 based on Level 1 inputs were transferred from Level 2 during the fiscal period.

E. At October 31, 2018, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Statement of Assets and Liabilities Caption	($000)	($000)	($000)
Variation Margin Receivable—Futures Contracts	4,392	—	4,392
Unrealized Appreciation—Forward Currency Contracts	—	54	54
Total Assets	4,392	54	4,446

Variation Margin Payable—Futures Contracts	(94)	—	(94)
Unrealized Depreciation—Forward Currency Contracts	—	(5,475)	(5,475)
Total Liabilities	(94)	(5,475)	(5,569)

27

International Value Fund

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended October 31, 2018, were:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	(4,304)	—	(4,304)
Forward Currency Contracts	—	(11,440)	(11,440)
Realized Net Gain (Loss) on Derivatives	(4,304)	(11,440)	(15,744)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(13,320)	—	(13,320)
Forward Currency Contracts	—	(1,950)	(1,950)
Change in Unrealized Appreciation (Depreciation)
on Derivatives	(13,320)	(1,950)	(15,270)

F. Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, the following permanent differences primarily attributable to the accounting for foreign currency transactions and distributions in connection with fund share redemptions, were reclassified to the following accounts:

Amount
($000)
Paid-in Capital	32,212
Total Distributable Earnings (Loss)	(32,212)

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the tax deferral of losses on wash sales, the realization of unrealized gains or losses on certain futures contracts, forward currency contracts and unrealized gains on passive foreign investment companies. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	252,264
Undistributed Long-Term Gains	248,341
Capital Loss Carryforwards (Non-expiring)	—
Net Unrealized Gains (Losses)	(100,301)

28

International Value Fund

As of October 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	9,623,442
Gross Unrealized Appreciation	814,945
Gross Unrealized Depreciation	(914,158)
Net Unrealized Appreciation (Depreciation)	(99,213)

G. During the year ended October 31, 2018, the fund purchased $2,994,024,000 of investment securities and sold $2,709,018,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:
	Year Ended October 31,
	2018	2017
	Shares	Shares
	(000)	(000)
Issued	39,096	34,979
Issued in Lieu of Cash Distributions	4,439	5,264
Redeemed	(31,720)	(30,193)
Net Increase (Decrease) in Shares Outstanding	11,815	10,050

I. Transactions during the period in investments where the issuer is another member of The Vanguard Group were as follows:

					Current Period Transactions
	Oct. 31,		Proceeds	Realized				Oct. 31,
	2017		from	Net	Change in		Capital Gain	2018
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard FTSE
All-World ex-US ETF	38,607	—	—	—	(4,317)	1,082	—	34,290
Vanguard Market
Liquidity Fund	503,134	NA1	NA1	(106)	59	7,936	—	568,331
Total	541,741	—	—	(106)	(4,258)	9,018	—	602,621

1 Not applicable—purchases and sales are for temporary cash investment purposes.

J. Management has determined that no events or transactions occurred subsequent to October 31, 2018, that would require recognition or disclosure in these financial statement.

29

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Trustees’ Equity Fund and Shareholders of Vanguard International Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of net assets and statement of assets and liabilities of Vanguard International Value Fund (one of the funds constituting Vanguard Trustees’ Equity Fund, referred to hereafter as the “Fund”) as of October 31, 2018, the related statement of operations for the year ended October 31, 2018, the statement of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for each of the five years in the period ended October 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodians and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 18, 2018

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

30

Special 2018 tax information (unaudited) for Vanguard International Value Fund

This information for the fiscal year ended October 31, 2018, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $169,678,000 of qualified dividend income to shareholders during the fiscal year.

The fund designates to shareholders foreign source income of $241,382,000 and foreign taxes paid of $19,621,000. Shareholders will receive more detailed information with their Form 1099-DIV in January 2019 to determine the calendar-year amounts to be included on their 2018 tax returns.

31

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2018. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: International Value Fund
Periods Ended October 31, 2018
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	-6.95%	1.49%	6.61%
Returns After Taxes on Distributions	-7.31	0.99	6.10
Returns After Taxes on Distributions and Sale of Fund Shares	-3.72	1.13	5.35

32

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

33

Six Months Ended October 31, 2018
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
International Value Fund	4/30/2018	10/31/2018	Period
Based on Actual Fund Return	$1,000.00	$899.42	$1.77
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.34	1.89

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.37%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

34

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

35

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

Spliced International Index: MSCI EAFE Index through May 31, 2010; MSCI All Country World Index ex USA thereafter.

36

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

37

This page intentionally left blank.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 211 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustees1

F. William McNabb III

Born in 1957. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: chairman of the board (January 2010–present) of Vanguard and of each of the investment companies served by Vanguard, trustee (2009–present) of each of the investment companies served by Vanguard, and director (2008–present) of Vanguard. Chief executive officer and president (2008–2017) of Vanguard and each of the investment companies served by Vanguard, managing director (1995–2008) of Vanguard, and director (1997–2018) of Vanguard Marketing Corporation. Director (2018–present) of UnitedHealth Group.

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer (January 2018–present) of Vanguard; chief executive officer, president, and trustee (January 2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (February 2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) of the Children’s Hospital of Philadelphia.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Lead director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania. Trustee of the National Constitution Center.

1 Mr. McNabb and Mr. Buckley are considered “interested persons,” as defined in the Investment Company Act of 1940, because they are officers of the Vanguard funds.

JoAnn Heffernan Heisen

Born in 1950. Trustee since July 1998. Principal occupation(s) during the past five years and other experience: corporate vice president of Johnson & Johnson (pharmaceuticals/medical devices/consumer products) and member of its executive committee (1997–2008). Chief global diversity officer (retired 2008), vice president and chief information officer (1997–2006), controller (1995–1997), treasurer (1991–1995), and assistant treasurer (1989–1991) of Johnson & Johnson. Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation. Member of the advisory board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education. Director of the V Foundation for Cancer Research. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (1989–present) and vice president (1996–present) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Chairman of the board of TIFF Advisory Services, Inc. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of advisors for Spruceview Capital Partners, and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: president (2010–present) and chief executive officer (2011–present) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of The Guardian Life Insurance Company of America. Member of the board of The Guardian Life Insurance Company of America, the American Council of Life Insurers, the Partnership for New York City (business leadership), and the Committee Encouraging Corporate Philanthropy. Trustee of the Economic Club of New York and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies LLC (private investment firm). Overseer of the Museum of Fine Arts Boston.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director of i(x) Investments, LLC.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the Board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born in 1967. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (2017–present), treasurer (2015–2017), controller (2010–2015), and assistant controller (2001–2010) of each of the investment companies served by Vanguard.

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard and global head of Fund Administration at Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG LLP (audit, tax, and advisory services).

Brian Dvorak

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2017–present) of Vanguard and each of the investment companies served by Vanguard. Assistant vice president (2017–present) of Vanguard Marketing Corporation. Vice president and director of Enterprise Risk Management (2011–2013) at Oppenheimer Funds, Inc.

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2008–present) and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Director and senior vice president (2016–2018) of Vanguard Marketing Corporation. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

Vanguard Senior Management Team

Joseph Brennan	Chris D. McIsaac
Mortimer J. Buckley	James M. Norris
Gregory Davis	Thomas M. Rampulla
John James	Karin A. Risi
Martha G. King	Anne E. Robinson
John T. Marcante	Michael Rollings

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600 Valley Forge, PA 19482-2600
Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	Source for Bloomberg Barclays indexes: Bloomberg
Direct Investor Account Services > 800-662-2739	Index Services Limited. Copyright 2018, Bloomberg. All
Institutional Investor Services > 800-523-1036	rights reserved.
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273	CFA® is a registered trademark owned by CFA Institute.

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review information about your fund on the
SEC’s website, and you can receive copies of this
information, for a fee, by sending a request via email
addressed to publicinfo@sec.gov.
© 2018 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q460 122018

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. All members of the Audit Committee have been determined by the
Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: JoAnn Heffernan
Heisen, F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant.

Fiscal Year Ended October 31, 2018: $150,000
Fiscal Year Ended October 31, 2017: $159,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended October 31, 2018: $9,734,277
Fiscal Year Ended October 31, 2017: $8,424,459

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the
Vanguard complex, The Vanguard Group, Inc. and Vanguard Marketing Corporation.

(b) Audit-Related Fees.

Fiscal Year Ended October 31, 2018: $5,581,336
Fiscal Year Ended October 31, 2017: $3,194,093

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard
Marketing Corporation.

(c) Tax Fees.

Fiscal Year Ended October 31, 2018: $347,985
Fiscal Year Ended October 31, 2017: $274,313

Includes fees billed in connection with tax compliance, planning, and advice services provided to the
Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and
Vanguard Marketing Corporation.

(d) All Other Fees.

Fiscal Year Ended October 31, 2018: $0
Fiscal Year Ended October 31, 2017: $0

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing
Corporation.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-
audit services provided to: the Registrant, other registered investment companies in the Vanguard complex,
The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended October 31, 2018: $347,985
Fiscal Year Ended October 31, 2017: $274,313

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”).
The Registrant has a separately-designated standing audit committee established in accordance with Section
3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: JoAnn Heffernan Heisen, F. Joseph
Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.
(b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s
Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management
Investment Companies.

Not Applicable.

Item 13: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of
1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD TRUSTEES’ EQUITY FUND

By:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: December 18, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of
1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD TRUSTEES’ EQUITY FUND

By:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: December 18, 2018

VANGUARD TRUSTEES’ EQUITY FUND

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: December 18, 2018

* By: /s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney filed on January 18, 2018 see file Number 33-32216,
Incorporated by Reference.